UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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Check the appropriate box:
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☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Prestige Consumer Healthcare Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Prestige Consumer
HEALTHCARE

PROVEN STRATEGY DRIVING LONG-TERM SUCCESS

2026 Proxy Statement and Notice of Annual Meeting

Tuesday, August 4, 2026 | 10:00 A.M. ET

summer's eve
Simply Sensitive
pH-balanced cleansing wash
15 fl oz (444 mL)
Hydralyte
Effervescent Electrolyte Granules
Rehydrates faster than water*
Orange Flavour
Breathe Right
NASAL STRIPS
EXTRA STRENGTH
CLEAR
DRUG FREE
44 CLEAR STRIPS
Fleet
Sodium Phosphates Laxative
saline
ENEMA
FAST RELIEF IN MINUTES.
FAST PAIN RELIEF
Goody's
EXTRA STRENGTH
HEADACHE POWDER
50 PACKS
1-DAY TREATMENT
MONISTAT 1
COMBINATION PACK
Dramamine
motion sickness
ORIGINAL
Dual Action:
Prevents & Relieves Nausea, Dizziness and Vomiting

PURPOSE & VALUES

Our mission is to deliver high-quality consumer health and personal care products that improve and enrich the lives of our consumers. For generations, our trusted brands have helped consumers care for themselves and their loved ones.

Our Commitment To Our Four Core Principles

Our Company culture is founded on the principles of Leadership, Trust, Change, and Execution. These principles inspire a culture that continuously drives our Company towards excellence. The hard work of all our employees and the commitment to these principles enabled us to leverage our business attributes — a leading and time-tested portfolio of brands, a strong financial profile, and consistent cash flows — to deliver strong business achievements in the fiscal year.

LEADERSHIP
TRUST
CHANGE
EXECUTION
PrestigeConsumer
HEALTHCARE

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	1

MESSAGE FROM OUR CHAIR
AND CEO

Fiscal 2026 showcased both the resilience of our three-pillar strategy and our commitment to building long-term shareholder value even against a challenging backdrop. Executing our strategy is an entire organization that continues to operate at the highest level of excellence thanks to our guiding principles of
Leadership, Trust, Change, and Execution.
Ronald M. Lombardi
President, Chief Executive Officer and Chair of the Board

Dear Stockholder:
Fiscal 2026 was a defining year for Prestige Consumer Healthcare - one that showcased both the resilience of our three-pillar strategy and our commitment to building long-term shareholder value. Against a backdrop of macroeconomic volatility, geopolitical uncertainty, and supply chain disruptions in our eye care business, we remained steadfast in our strategic priorities. We invested behind our brands, grew free cash flow, and executed the most significant capital deployment in our company’s history with the acquisition of Breathe Right® - a transaction that will meaningfully expand our platform and accelerate our growth trajectory.
These accomplishments reflect the discipline and consistency of our operating model, which is anchored by three core strategic priorities: leading brand-building, maintaining a strong financial profile, and disciplined capital allocation.
We are excited about the ongoing evolution of our business and the ability to continue creating value for you, our shareholders. On behalf of our management team and board of directors, I thank you for your confidence in Prestige and appreciate your continued support and commitment to the Company.
We look forward to seeing you at the 2026 Annual Meeting of Stockholders.
Sincerely,
Ronald M. Lombardi
President, Chief Executive Officer
and Chair of the Board

2	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS

To Our Stockholders:
The 2026 Annual Meeting of Stockholders of Prestige Consumer Healthcare Inc. will be held:

When Tuesday, August 4, 2026 10:00 a.m. (Eastern Daylight Time)	Where At the Company’s offices 660 White Plains Road Tarrytown, New York 10591	Who Only stockholders of record at the close of business on June 10, 2026 will be entitled to vote at the Annual Meeting.

Items of Business

Proposal		Board’s Recommendation	See Page

1	Elect the six directors nominated by the Board of Directors and named in the accompanying Proxy Statement to serve until the 2027 Annual Meeting of Stockholders or until their earlier death, removal or resignation	FOR each director nominee	14

2	Conduct an advisory vote to approve the compensation of our named executive officers	FOR	40

3	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Prestige Consumer Healthcare Inc. for the fiscal year ending March 31, 2027	FOR	68

We will also conduct other business as may properly be brought before the 2026 Annual Meeting of Stockholders or any adjournment or postponement thereof, including proposals to adjourn or postpone the meeting.
Accompanying this Notice of Annual Meeting of Stockholders is a Proxy Statement, related proxy card with a postage paid return envelope, and our
Annual Report for our fiscal year ended March 31, 2026. The Annual Report contains financial and other information that is not incorporated into the
Proxy Statement and is not deemed to be a part of the proxy soliciting material.
How to Vote
Stockholders of Record
Have your proxy card with your 11-digit control number available and follow the instructions.

By Internet Visit, 24/7, www.proxyvote.com/ and follow the on-screen instructions or scan the QR code with your smartphone

By Mail Complete, date and sign your proxy card and send by mail in the enclosed postage-paid envelope

By Telephone Call 1-800-690-6903

In Person Attend the Annual Meeting and cast your ballot
The deadline to vote electronically or by telephone is 11:59 p.m. Eastern Daylight Time on August 3, 2026. If you vote electronically, you do not need to return a proxy card. If you return your proxy card, it must be received by Vote Processing, c/o Broadridge, 51
Mercedes Way, Edgewood, NY 11717, by 5:00 p.m., Eastern Daylight Time, on
August 3, 2026.

Beneficial Owners
If your shares are held in “street name,” your bank
or brokerage firm forwarded these proxy materials, as
well as a voting instruction card, to you. Please follow
the instructions on the voting instruction card to vote
your shares.
Beneficial owners who hold shares in “street name”
and who wish to vote in person at the Annual Meeting
must bring a power of attorney or legal proxy from their
bank, broker or other nominee.

This Proxy Statement and the proxy card are first being mailed or given to stockholders on or about June 29, 2026.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	3

Whether or not you expect to attend the Annual Meeting in person, please promptly complete, sign, date and mail the enclosed proxy card, or vote by the internet or telephone according to the instructions on your proxy card. A self-addressed postage paid return envelope is enclosed for your convenience. No postage is required if mailed in the United States. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person. You may revoke your proxy by following the instructions on page 77 of the proxy statement.
If you own shares in a brokerage account, your bank or brokerage firm forwarded these proxy materials, as well as a voting instruction card, to you. Please follow the instructions on the voting instruction card to vote your shares. Your broker cannot vote your shares for proposals regarding the election of our directors and approval of the compensation of our named executive officers unless you provide voting instructions to your broker. Therefore, it is very important that you exercise your right as a stockholder and vote on all proposals.

4	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	5

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDERS MEETING TO BE HELD ON AUGUST 4, 2026:
This Proxy Statement, the Proxy Card and the 2026 Annual Report to Stockholders are available at the “Investors” tab of www.prestigeconsumerhealthcare.com, our internet website.
You can submit a request for a copy of the proxy statement, annual report and form of proxy for any future stockholder meetings (including the meeting of stockholders to be held on August 4, 2026) to 1-800-831-7105, (Attention: Investor
Relations), proxy@prestigebrands.com or the “contact us” tab at www.prestigeconsumerhealthcare.com.
You can also contact us at the phone number, e-mail address and website set forth above to request directions to the location of the Annual Meeting of Stockholders so that you may attend the meeting and vote in person.

Forward-Looking Statements:
This Proxy Statement contains “forward-looking statements” within the meaning of the federal securities laws.
"Forward-looking statements" generally can be identified by the use of forward-looking terminology such as “focus,”
“committed,” “growing,” “goal,” "may," "will," "would," “plan,” or "continue" (or the negative or other derivatives of each of these terms) or similar terminology. The "forward-looking statements" include, without limitation, statements regarding the impact of the Breathe Right® acquisition; the Company's future operating results including revenues, organic growth, adjusted diluted earnings per share, and free cash flow; the strength of the Company’s financial profile, improvements in eye care supply from the acquisition of our key supplier; the timing of the closing of acquisitions; the
Company’s focus on environmental sustainability, social responsibility, corporate governance and innovation; the impact of volatile markets on consumer spending; the timing of the Company’s return to historical leverage; and the
Company’s ability to manage and mitigate energy costs; and the Company’s ability to create shareholder value. These statements are based on management's estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those expected as a result of a variety of factors, including the impact of business and economic conditions, including as a result of evolving U.S. and international tariffs and trade actions, labor shortages, inflation and geopolitical instability, consumer trends, the impact of the Company’s advertising and marketing and new product development initiatives, customer inventory management initiatives, fluctuating foreign exchange rates, competitive pressures, and the ability of the Company’s manufacturing operations and third party manufacturers and logistics providers and suppliers to meet demand for its products and to avoid inflationary cost increases and disruption. A discussion of factors that could cause results to vary is included in the Company’s Annual Report on Form
10-K for the fiscal year ended March 31, 2026 and other periodic reports filed with the SEC.

6	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

COMPANY HIGHLIGHTS

About Us
Who We Are: Helping Consumers Care for Themselves
Prestige Consumer Healthcare Inc. is a New York Stock Exchange (“NYSE”) company that develops, manufactures, markets, sells, and distributes consumer health and personal care products in the United States, Canada, Australia, and certain other international markets. Headquartered in Tarrytown, New York, and operating with approximately 890 employees out of sites across the United States, Canada, Australia, Asia, and the United Kingdom, our portfolio consists of numerous well-
recognized, brand-name, consumer healthcare products including:

Strategy
Proven Strategy Delivers Long-Term Performance

Proven Ability to Execute Value Creation Strategy

1 Investing for Growth with Proven Brand-Building Playbook	2 Superior Business Attributes Drive Strong Free Cash Flow	3 Scalable & Efficient Platform Enables Capital Allocation Optionality	Revenue +2.9% 5-Yr CAGR

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	7

Company Highlights
Performance Highlights
Fiscal 2026 demonstrated the resilience of our business model in a challenging consumer backdrop. We achieved strong free cash flow growth thanks to our business strategy and the unique attributes of our portfolio. Below are just a few of the financial highlights of fiscal 2026 that tie both directly and indirectly into incentive program compensation.

Top Line Trends •Revenue of $1,089M •Organic revenue declines due primarily to supply challenges in the Eye & Ear Care Category •Continued growth in the Gastrointestinal Category	EPS •Adjusted Diluted EPS of $4.38, down approximately 3% vs. Adjusted prior year •Strong financial profile helped to offset revenue challenges	Free Cash Flow & Allocation •Free Cash Flow of approximately $246M •Enabled fiscal 2027 acquisition of Breathe Right

Please refer to Appendix A for a reconciliation of non-GAAP organic revenue growth, Adjusted Diluted EPS and Free Cash
Flow to our most directly comparable financial measures presented in accordance with GAAP.
TOTAL REVENUES
(In Millions)

ADJUSTED NET INCOME PER
SHARE-DILUTED*

ADJUSTED FREE CASH FLOW**
(In Millions)

*Adjusted net income per share-diluted is a non-GAAP financial measure and is reconciled to the reported GAAP figure in Appendix A.
**Adjusted free cash flow is a non -GAAP financial measure. Management believes free cash flow is a commonly used measure of liquidity, indicative of cash available for debt repayment and acquisitions. Adjusted free cash flow is reconciled to GAAP Net Cash provided by operating activities in Appendix A.
Management believes that these measures provide additional ways to view our operations and a more complete understanding of our business than could be obtained absent this disclosure, when considered with both our GAAP results and our reconciliation thereto.

8	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Company Highlights
Corporate Responsibility
Prestige Consumer Healthcare’s Board of Directors, management and employees all recognize the responsibility that comes with selling trusted consumer healthcare brands, and the importance of integrating corporate responsibility into our operations and culture for the benefit of future generations. We are committed to building environmental sustainability, social responsibility, and effective corporate governance into all aspects of our business. We view this as sound business strategy that drives resiliency and long-term value creation for the benefit of all stakeholders, including our consumers, customers, employees, investors, suppliers, regulators and the communities in which we live and operate.
Our 2025 sustainability report is available on our website, https://www.prestigebrands.com/about-us/corporate-responsibility.
Our approach to Corporate Responsibility is based on credible frameworks and standards that create a foundation for identifying material topics, understanding our risks and opportunities, and informing our strategy.

Our People
Our people are critical to our Company’s success. We
trust them every day to maintain safety and performance
excellence, uphold integrity in manufacturing and
marketing, and adhere to our Company’s four
guiding principles.

Our Community & Consumers Prestige’s commitment to responsible corporate citizenship extends beyond our employees and into the lives of our communities and consumers.

Our Planet & Partners In line with our goal to continuously innovate and provide quality products to our consumers, we aim to assess, reduce, and report on our environmental impacts.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	9

Company Highlights
Our Operations and Supply Chain
We are committed to managing our manufacturing facilities in Virginia, Ontario, Canada and Victoria, Australia, as well as our over 100 global suppliers, in a responsible manner so that they are aligned with our mission and values. We require each supplier to embrace and adhere to our Supplier Code of Conduct, which outlines environmental, ethical and social responsibilities that are aligned with our mission. This code is a standard communication across all suppliers, which allows us to convey to each our formal expectations around business practices. This serves to actively aid our partners in their ability to observe our values and standards.
Code of Conduct
We have a strict Code of Conduct and Ethics that fosters a work environment that is free from intimidation, harassment and violence. Our team employs a process to investigate and resolve any potential conduct or ethics concern that may violate our Code of Conduct and Ethics. We use a third-party service for employees to report any concern with anonymity and confidentiality. Raising a concern honestly or participating in an investigation cannot be the basis for any adverse employment action, including termination, suspension, loss of benefits, threats, harassment or discrimination.
Human Capital Management
Our Company culture is founded on the principles of Leadership, Trust, Change and Execution. Of those principles, Trust is among the most important — Trust in the safety and performance of our products, the integrity of our manufacturing and marketing processes, the character of our people, and the benefit to our consumers and society. We also reward employees who take ownership and embody our principle of Leadership with projects that positively impact our business, community and stakeholders.
Safety & Health
We are committed to providing a safe work environment for our employees and require employees to share this commitment by abiding by rigorous safety measures. To enable this and assure that the message of health, safety and well-being are part of our work culture, we conduct regular training programs at our production facilities. We seek to comply with all U.S. federal, state and/or local occupational safety and health standards and report our safety records in accordance with the Occupational
Safety and Health Administration (“OSHA”). We also seek to comply with the applicable safety and health standards in all other countries in which we have employees, including Australia, the United Kingdom and Singapore.

10	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

PROXY SUMMARY

Voting Matters

1		2	3

To elect the six directors nominated by the Board of
Directors and named in this Proxy Statement to serve
until the 2027 Annual Meeting of Stockholders or until
their earlier death, removal or resignation
		To vote on a non-binding resolution to approve the compensation of our named executive officers as disclosed in our Proxy Statement	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Prestige Consumer Healthcare Inc. for the fiscal year ending March 31, 2027

•Ronald M. Lombardi •John E. Byom •Celeste A. Clark	•James C. D’Arecca •John F. Kelly •Dawn M. Zier

Election of Directors
2026 Board Nominees

Name Age Director Since	Primary (or Former) Occupation	Independence	Committee Assignments

Ronald M. Lombardi, 62 June 2015	Chair of the Board, President and Chief Executive Officer of Prestige Consumer Healthcare Inc.

John E. Byom, 72 January 2006	(Former) Chief Executive Officer of Classic Provisions Inc; (former) Chief Financial Officer of International Multifoods Corporation		Audit & Finance, Compensation & Talent Management

Celeste A. Clark, Ph.D. 73 February 2021	(Former) Senior Vice President, Global Policy and External Affairs and Chief Sustainability Officer of Kellogg Company		Compensation & Talent Management, Nominating & Corporate Governance (Chair)

James C. D’Arecca, 55 August 2023	Executive Vice President, Chief Financial Officer of Haemonetics Corporation.		Audit & Finance (Chair), Nominating & Corporate Governance

John F. Kelly, 65 May 2024	(Former) Vice President, Quality Operations and Environment, Health & Safety of Pfizer Inc.		Compensation & Talent Management, Nominating & Corporate Governance

Dawn M. Zier, 61 May 2020	Chair of The Hain Celestial Group, Inc; (former) President and CEO of Nutrisystem		Audit & Finance, Compensation & Talent Management (Chair)

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	11

Proxy Summary
2026 Board Snapshot
Experienced Independent Board with a Range of Skills and Tenure
INDEPENDENCE

TENURE

AGE

DIVERSITY

Director Skills

	Some Knowledge	Deep Knowledge

Leadership Experience

Finance Experience

Consumer Products Experience

Marketing Experience

Sustainability & Corporate Governance

Supply Chain Experience

Corporate Governance Highlights

Board Accountability
Director Independence
Board Leadership
Director Engagement
Board Diversity
Continuous Board Education

Regular Executive Sessions
Board and Committee Self-Evaluations
No Overboarding
Director Access and Resources
Stockholder Rights

Regular Review of Key Governance Documents
Compensation Best Practices
Robust Code of Conduct and Ethics
Robust Risk Management Oversight

12	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Proxy Summary
2026 Executive Compensation Overview
We Pay for Performance
We closely link pay and performance through the rigorous goals we set in our incentive programs and the fact that our entire long-term incentive is delivered in equity, which aligns our management team with our stockholders.
CEO

AVERAGE OTHER NEOs

Elements of Compensation
The following table provides additional information regarding the various elements of our 2026 executive compensation program.

Pay Element	Objective	Purpose of the Pay Element

Base Salary	•Skills, experience, competence, performance, responsibility, leadership and contribution to the Company.	•Recognize the level of job scope and complexity, and the skills, experience, leadership and sustained performance required by the executive.

Annual Cash Incentive (“AIP”)	•Achieving annual target revenue and profitability.
•Reward the achievement of annual
performance targets.
•Ensures compensation is properly
aligned to financial performance,
including being completely at risk for
failure to meet annual financial
threshold targets.

Long-Term Incentive Awards (Performance Stock Units, Restricted Stock Units)
•Achieving long-term revenue growth
and profitability over the three year period.
•Ability to increase and maintain stock price.
•Achievement of adjusted cumulative EBITDA
and cumulative revenue goals.
•Continued employment with the Company
during the three-year vesting period.

•Reward achievement of long-term
financial performance and strategic
corporate initiatives.
•Provide a competitive mix of
incentives to attract and retain top
talent and to further reinforce
alignment between the interests of
management and stockholders.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	13

Proxy Summary
Say-on-Pay Vote
At the 2025 Annual Meeting of Stockholders, approximately
97% of the shares represented voted to in favor of the
compensation of the Company’s named executive officers
as discussed and disclosed in our 2025 Proxy Statement.
In considering the results of this advisory vote on executive compensation, the Compensation and Talent Management
Committee concluded that the compensation paid to our
named executive officers and the Company’s overall
compensation program enjoy strong stockholder support.
We also regularly meet with our largest stockholders and
solicit feedback on a wide range of topics, including
executive compensation.
2025 SAY ON PAY APPROVAL

Executive Compensation Best Practices

What We Do	What We Don’t Do

Clawback Policy. Minimum vesting requirements. Limitation on non-employee director compensation. Robust Stock Ownership Guidelines.	No evergreen provision in our equity plan. No repricing of stock options. No dividends on unearned awards. No excessive perks.	No liberal share recycling provisions. No single-trigger change of control vesting. No gross-ups. No hedging.

14	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

BOARD AND GOVERNANCE
MATTERS

PROPOSAL 1: Election of Directors

How many directors are stockholders being asked to elect and for what term?
The number of directors on the Board of Directors is fixed from time to time by resolution adopted by the affirmative vote of a majority of the total number of directors then in office. Currently, the Board of Directors is fixed at seven directors. In connection with the 2026 Annual Meeting of Stockholders, Sheila A. Hopkins has elected to retire from the Board of
Directors and will not stand for reelection. The Board wishes to express its deep appreciation for her nearly eleven years of service and her significant contributions to the Company. Following the Annual Meeting, the Board will be reduced from seven to six directors. If elected, each of the six nominees would hold office until the 2027 Annual Meeting of
Stockholders and until his or her respective successor is elected and qualified or until his or her earlier death, removal or resignation.
What if a nominee is unable to stand for election?
If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.
How many votes are needed to elect directors?
A plurality of the votes of shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote in the election of directors is necessary for the election of directors. This means that the six director nominees with the most votes will be elected. You may vote in favor of all nominees, withhold your vote as to all nominees, or withhold your vote as to specific nominees.
What Does the Board of Directors Recommend?

The Board Recommends You Vote FOR the Election of the Nominees for Director Named Above.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	15

Board and Governance Matters
Board Skills and Qualifications
We believe that our directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom, mature judgment and demonstrated leadership skills. We also endeavor to have a Board of Directors representing a range of experiences in areas that are relevant to the Company’s business activities. Below we identify and describe the key experience, qualifications and skills our directors bring to the Board that are important considering the
Company’s business and structure. The directors’ experiences, qualifications and skills that the Nominating and Corporate
Governance Committee considered in their nominations are included in their individual biographies.

Leadership Experience
We believe that directors with experience in significant leadership positions over an extended period, especially chief executive officer positions, chief financial officers and other senior executives, provide the Company with valuable insights and strategic thinking. These individuals generally possess extraordinary leadership qualities and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth.

Finance Experience
We believe that an understanding of finance and the financial reporting process is important for our directors.
We measure our operating and strategic performance by reference to financial targets. In addition, accurate financial reporting and robust auditing are critical to our success and developing stockholders’ confidence in our reporting processes under the Sarbanes-Oxley Act of 2002. We expect all of our directors to be financially literate.

Consumer Products Experience
The Company is a marketer and distributor of brand name personal healthcare products throughout the
U.S. and Canada, Australia, and in certain other international markets. We seek directors who possess demonstrated executive experience in the management, marketing, and commercial development of consumer products businesses, including familiarity with omnichannel retail environments and international market distribution.

Marketing Experience
The Company pursues a strategy of organic growth by identifying and executing on opportunities to expand the distribution and commercial reach of its product portfolio through omnichannel marketing strategies —
encompassing digital, social media, and ecommerce platforms — while also identifying and commercializing new product opportunities. We seek directors who possess demonstrated expertise in brand-led marketing strategy, digital marketing performance, and ecommerce growth and scalability.

Sustainability & Corporate Governance
As a global corporate citizen, we believe that sustainable operations are both financially and operationally beneficial to our business, and critical to the health of our employees and the communities in which we operate.
We seek directors with experience in building strong environmental, labor, health & safety, corporate governance and ethical practices.

Supply Chain Experience
The Company relies on both third party manufacturers and its own manufacturing facilities to fulfill its manufacturing needs. As a result, we seek directors with experience in supply chain management, quality and compliance with the various regulations that govern the manufacturing, packaging, labeling, distribution, and importation of our products.

16	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Board and Governance Matters
Director Skills Matrix
We endeavor to have a Board of Directors representing a range of experiences in areas that are relevant to the Company’s business activities. Below we identify and describe the key experience, qualifications and skills our directors bring to the Board that are important considering the Company’s business and structure.

Total Experience

	Some Knowledge	Deep Knowledge

Leadership Experience

Finance Experience

Consumer Products Experience

Marketing Experience

Sustainability & Corporate Governance

Supply Chain Experience

Deep Knowledge or Experience	Some Knowledge or Experience
Experienced Board Attributes
Below is a snapshot of our current Board.
INDEPENDENCE

TENURE

AGE

DIVERSITY

Creating an Experienced Board with Diversity of Tenure
We believe that having directors with differing tenures is important to provide both fresh perspectives and deep experience and knowledge of the Company. Our longer-tenured directors have significant institutional knowledge and deep understanding of the Company’s business, which enhances the Board’s oversight of strategy and risk. The Board believes that a mix of these longer-tenured directors and shorter-tenured directors with fresh perspectives ensures an appropriate balance of views and insights and allows the Board as a whole to benefit.
Family Relationships
There are no family relationships between or among any of our directors and executive officers.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	17

Board and Governance Matters
Director Biographies

John E. Byom Independent Lead Director

Current Public Company Directorships	Previous Public Company Directorships
•None	•MGP Ingredients Inc.

Career Highlights:
•Has served as a director since January 2006
•Was Chief Executive Officer of Classic Provisions Inc., a specialty foods distribution company, from October 2007 until the business was sold and he retired in June 2019
•Was previously the Chief Financial Officer of International Multifoods
Corporation. He left International Multifoods Corporation in March
2005 after 26 years, including four years as Vice President Finance and Chief Financial Officer from March 2000 to June 2004
•Was President of Multifoods Foodservice and Bakery Products from
June 2004 until March 2005 after the sale of International Multifoods
Corporation to The J.M. Smucker Company in June 2004

•Was President of U.S. Manufacturing from July 1999 to March
2000, and Vice President Finance and IT for the North American
Foods Division from 1993 to 1999, prior to his time as Chief
Financial Officer and as President of Multifoods Foodservice and
Bakery Products
•Prior to 1993, held various positions in finance and was an internal auditor for International Multifoods Corporation from
1979 to 1981
Education:
Mr. Byom earned his B.A. in Accounting from Luther College.

Celeste A. Clark, Ph.D. Director

Current Public Company Directorships	Previous Public Company Directorships
•The Hain Celestial Group, Inc. (Better For You CPG Products) (Nominating & Governance Committee Chair) •Darling Ingredients Inc. (Sustainability Committee Chair)	•Wells Fargo & Company •Mead Johnson Nutrition Company, Inc. •Diamond Foods, Inc. •AdvancePierre Foods Holdings, Inc. •Omega Protein Corporation, Inc.

Career Highlights:
•Has served as a director since February 2021
•Has been the principal of Abraham Clark Consulting, LLC, a
consulting firm, since November 2011 and consults on nutrition and health policy, regulatory affairs and leadership development
•Has been an adjunct professor in the Department of Food Science and Human Nutrition at Michigan State University since
January 2012
•Serves as a trustee of the W.K. Kellogg Foundation
•Served as Senior Vice President, Global Policy and External Affairs
of Kellogg Company, a food manufacturing company, and was the
Chief Sustainability Officer until she retired in 2011
•Was a member of the Global Executive Management Team and had an accomplished career spanning nearly 35 years at Kellogg
Company, in which time she was responsible for the development and implementation of global health, nutrition and regulatory science initiatives. In addition, she led global corporate communications, public affairs, philanthropy and several administrative functions

Recognition & Certifications:
•Recognized as a Director 100 by the National Association of
Corporate Directors in 2023
•Recognized by Savoy Magazine as one of the most influential black directors in 2023, and by Women’s Inc as one of the most influential female directors in 2025
•She brings significant industry experience in various nutrition, consumer products, public policy, risk management, governance and sustainability matters to the Board.
Education:
Dr. Clark earned her Ph.D. from Michigan State University in Food
Science and in 2021, she was bestowed an honorary Ph.D. in
Humanities.

Leadership Experience	Finance Experience	Consumer Products Experience	Marketing Experience	Sustainability & Corporate Governance	Supply Chain Experience

18	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Board and Governance Matters

James C. D’Arecca Director

Current Public Company Directorships	Previous Public Company Directorships
•None	•None

Career Highlights:
•Has served as a director since August 2023
•Has been Executive Vice President, Chief Financial Officer of
Haemonetics Corporation, a medical technology company, since
April 2022
•Previously served as Chief Financial Officer of TherapeuticsMD, Inc., a women’s healthcare company, from June 2020 to April 2022
•Served as the Senior Vice President and Chief Accounting Officer of
Allergen plc (formerly known as Actavis plc), a global pharmaceutical company, from August 2013 until its merger with AbbVie Inc. in
May 2020, prior to joining TherapeuticsMD, Inc.
•Served as Chief Accounting Officer at Bausch & Lomb prior to joining Actavis plc

•Held finance and business development positions of increasing responsibility at Merck & Co., Inc. and Schering-Plough
Corporation earlier in his career
•Began his career at PricewaterhouseCoopers LLP from 1992 to
2005, where he had an industry focus on pharmaceuticals,
medical devices, and consumer products
Education:
Mr. D’Arecca earned a Bachelor of Science in Accounting from
Rutgers University and a Master of Business Administration from
Columbia University. He is a Certified Public Accountant.

Sheila A. Hopkins Director

Current Public Company Directorships	Previous Public Company Directorships
•None	•Cutera, Inc. •Warnaco, Inc.

Career Highlights:
•Has served as a director since August 2015, retiring as of the 2026
Annual Meeting of Stockholders and will not stand for reelection
•Formerly served as the Interim Chief Executive Officer of Cutera,
Inc., an energy based and aesthetic devices company, from April
2023 to August 2023; Cutera, Inc. filed Chapter 11 Bankruptcy in
March 2025
•Previously served as President, Global Vision Care and Executive
Vice President of Bausch + Lomb, a healthcare company, from
September 2011 until her retirement in August 2013
•Worked at Colgate-Palmolive, a leading consumer products
company, where she held several senior executive positions
including Vice President and General Manager, Personal Care, Vice
President, Global Business Development and Vice President and
General Manager, Professional Oral Care, from September 1997 to
August 2011
•Held significant marketing and sales positions at Procter &
Gamble, American Cyanamid, and Tambrands, prior to joining
Colgate-Palmolive

•Served on the boards of the Consumer Healthcare Products
Association and the American Dental Association Foundation
Recognition & Certifications:
•Certified in Cyber-Risk Oversight by the NACD - National
Association of Corporate Directors
Education:
Ms. Hopkins earned a B.A. in History from Wellesley College.

Leadership Experience	Finance Experience	Consumer Products Experience	Marketing Experience	Sustainability & Corporate Governance	Supply Chain Experience

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	19

Board and Governance Matters

John F. Kelly Director

Current Public Company Directorships	Previous Public Company Directorships
•None	•None

Career Highlights:
•Has served as a director since May 2024
•Is Chair of the Board of Trustees of Wakeman Boys & Girls Club,
and a member of the Worcester Polytechnic Institute Engineering
Dean’s Advisory Board
•Retired in June 2022 after a 40-year career at Pfizer Inc., a biopharmaceutical company, where he was a member of the Pfizer
Global Supply Leadership Team and a member of the Pfizer PAC
Board of Directors
•Held multiple positions in his career with Pfizer starting in August
1982 and finishing as the Vice President, Quality Operations and
Environment, Health & Safety; At Pfizer, Mr. Kelly’s responsibilities included pharmaceutical and consumer product operations,
manufacturing strategy, business development, quality and EHS

•Served as Chair of the Board of Directors of Zydus Cadila
Oncology Private Limited, a 50/50 joint venture between Pfizer and Zydus Cadila, between March 2019 and June 2022, and prior to that he was a director of same between December 2015 and
March 2019
•Was a member of the Board of Directors of The Patterson Club,
Fairfield, CT and co-President of the Fairfield College Preparatory
School Father’s Club
Education:
Mr. Kelly earned a degree in Chemical Engineering from Worcester
Polytechnic Institute and an M.B.A. in Operations Management from
Pace University.

Ronald M. Lombardi Chair of the Board, CEO and President

Current Public Company Directorships	Previous Public Company Directorships
•ACCO Brands Corporation (Audit Committee Chair)	•None

Career Highlights:
•Elected Chair of the Board in May 2017 and has served as a director and as President and Chief Executive Officer of the Company since
June 2015
•Served as Chief Financial Officer of the Company from December
2010 until November 2015
•Employed by Medtech Group Holdings, a components and contract medical device manufacturer, as Chief Financial Officer, prior to joining the Company, from October 2010 to December 2010
•Served as the Chief Financial Officer of Waterbury International
Holdings, a specialty chemical and pest control business, from
October 2009 to October 2010
•Employed by Cannondale Sports Group, a sporting goods and
apparel manufacturing company, as Chief Operating Officer from
August 2008 to October 2009 and as Senior Vice President and
Chief Financial Officer from March 2004 to August 2008

•Served in various roles at Gerber Scientific Inc., including Vice
President and Chief Financial Officer of Gerber Scientific Inc.’s
Gerber Coburn Optical Division and Director of Financial Planning
and Analysis from 2000 to 2004
•Previously employed by Emerson Electric, Scovill Fasteners, Inc.
and Go/Dan Industries
Education:
Mr. Lombardi earned a B.S. from Springfield College and an M.B.A.
from American International College and has been a licensed CPA.

Leadership Experience	Finance Experience	Consumer Products Experience	Marketing Experience	Sustainability & Corporate Governance	Supply Chain Experience

20	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Board and Governance Matters

Dawn M. Zier Director

Current Public Company Directorships	Previous Public Company Directorships
•The Hain Celestial Group, Inc. (Better For You CPG Products) (Board Chair)	•Spirit Airlines, Inc. (Nominating and Governance Committee Chair) •Purple Innovation, Inc. •Tivity Health, Inc.

Career Highlights:
•Has served as a director since May 2020
•Has served as a director of privately held Acorns Advisers, LLC
(Acorns) since May 2023
•Has been an Operating Partner with the ExCo Group since 2026 with whom she has served as an executive mentor/advisor to
Fortune 500 leaders since 2020.
•Was formerly the President and CEO and a director of Nutrisystem, an innovative provider of weight loss programs and digital tools, from
November 2012 until its March 2019 acquisition by Tivity Health,
Inc., a leading provider of fitness and social engagement solutions)
•Joined Tivity Health, serving as President and Chief Operating
Officer and a member of its Board of Directors, to help with the integration efforts through December 2019

•Served in a variety of executive positions at Reader’s Digest
Association (now Trusted Media Brands), a global media and data marketing company, including President of International from
2011-2012, President of Europe from 2009-2011, President of
Global Consumer Marketing from 2008-2009 and President of
North America Consumer Marketing from 2005-2008, prior to
November 2012
Recognition & Certifications:
•Earned a certificate from MIT, Artificial Intelligence: Implications for Business Strategy in March 2025
•Recognized as a Director 100 by the National Association of
Corporate Directors in 2022
•Received a Corporate Director Certification from Harvard
Business School in 2020
Education:
Ms. Zier earned an M.B.A. and Master of Science in Engineering from the Massachusetts Institute of Technology.

Leadership Experience	Finance Experience	Consumer Products Experience	Marketing Experience	Sustainability & Corporate Governance	Supply Chain Experience

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	21

Board and Governance Matters
Director Independence
In accordance with the NYSE’s listing requirements, the Board of Directors has evaluated, for each of the directors, his or her independence from the Company and its management. In its evaluation, the Board of Directors reviewed whether any transactions or relationships exist currently, or existed during the past three years, between each director and the Company or its subsidiaries, affiliates or independent auditors. The Board of Directors also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates. Based on this review and the NYSE’s definition of “independence,” the Board of Directors has determined that a majority of the Board of
Directors is “independent.” The independent directors currently are Mses. Clark, Hopkins and Zier and Messrs. Byom,
D’Arecca, and Kelly. Based on the NYSE’s listing requirements, the Board of Directors has also determined that each of the members of our Compensation and Talent Management Committee is “independent”. The Board of Directors has also determined that each of the members of our Audit and Finance Committee is “independent” for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NYSE’s listing requirements. The Board of
Directors also determined that Ms. Zier, Mr. Byom and Mr. D’Arecca are financially literate as that qualification is interpreted by the Board and the NYSE and each is an “audit committee financial expert” as that term is defined by Securities and Exchange
Commission (the “SEC”) regulations.
Conditional Resignation Policy
If a director does not receive more votes “for” than “withhold” for his or her election in an uncontested election, then the director will promptly tender his or her resignation. The Nominating and Corporate Governance Committee, without the participation of the director who tendered his or her resignation, will then take action to accept or reject the director’s resignation and submit its recommendation to the full Board of Directors. The full Board of Directors, without the participation of the director who tendered his or her resignation, will accept or reject the resignation and, if it chooses not to accept the resignation, will disclose its decision in a Form 8-K or similar filing with the SEC.

22	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Board and Governance Matters
Director Nomination Process
Board Refreshment and Director Recruitment Process
The Board is committed to an ongoing refreshment process and continually evaluates the composition of the Board to ensure that it has a strong balance of skills, experience, perspective and rigorous oversight through independent judgment.
The Nominating and Corporate Governance Committee identifies potential candidates for nomination as directors based on recommendations by our executive officers or directors, as well as through professional search firms engaged on a retainer basis. The Nominating and Corporate Governance Committee also considers properly submitted stockholder recommendations for candidates for the Board of Directors. In evaluating candidates for nomination, the Nominating and
Corporate Governance Committee will consider the factors it believes to be appropriate, which would generally include the candidate’s personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the interests of our stockholders.
Generally, candidates must have the key experience, qualifications and skills as discussed on page 15 of this
Proxy Statement.

01	02	03

Board and Nominating and Corporate Governance Committee determine desired criteria, including skills and experience of director candidates	Director candidates identified by search firm, Board members, executive officers and stockholders	Nominating and Corporate Governance Committee evaluates candidates of interest against selection criteria, individual characteristics and qualifications

06	05	04

The Board votes to appoint director candidate based on an assessment of his or her qualifications and potential contributions to the Board	Nominating and Corporate Governance Committee discusses each director candidate, evaluates potential contributions to the Board as a whole and recommends the potential candidate to the Board	Nominating and Corporate Governance Committee Chair, the Independent Lead Director and the Chair conduct interviews and gather information; other Board members may also meet with candidates

Diverse and Experienced Board
In evaluating potential candidates for Board membership, the Nominating and Corporate Governance Committee considers diversity of age, gender, race, and professional experience. The Board seeks the best qualified candidates which bring the mix of experience that facilitates the strong strategic oversight necessary to support our business and management. As a result, our Board consists of former public company CEOs, current and former CFOs, marketing experts, supply chain experts, and governance/communications experts. The Board believes that diversity of experience is important because the various points of view are reflective of our stakeholders and contribute to a more effective, engaged Board and better decision-making processes.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	23

Board and Governance Matters
Stockholder Recommendations for Nominees
The Nominating and Corporate Governance Committee will consider as potential director nominees any individuals properly recommended by stockholders. Recommendations concerning individuals proposed for consideration by the Nominating and
Corporate Governance Committee should be addressed to Prestige Consumer Healthcare Inc., 660 White Plains Road,
Tarrytown, New York 10591, Attention: Corporate Secretary. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration, and a statement that the person has agreed to serve if nominated and elected.
Stockholders who themselves want to nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Nominating and Corporate Governance Committee for its consideration, are required to comply with the advance notice and other requirements set forth in the Company’s Amended and Restated Bylaws, as amended (the “Amended and Restated Bylaws”), and any applicable requirements of the Exchange Act, including the information required by Rule 14a-19(b) such as a statement that the nominating stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote in the election of directors in support of the nominee. The Nominating and Corporate Governance Committee does not evaluate potential nominees for director differently based on whether they are recommended to the Nominating and Corporate Governance Committee by officers or directors of the Company or by a stockholder.

24	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

OUR GOVERNANCE

WHAT IS CORPORATE GOVERNANCE AND HOW DOES THE COMPANY IMPLEMENT IT?
Corporate governance is a set of guidelines and policies established by the Company to ensure that our directors and all employees conduct the Company’s business in a legal, impartial and ethical manner. Your Board has a strong commitment to sound and effective corporate governance practices. The Company’s management and the Board have reviewed and continue to monitor our corporate governance practices considering Delaware law, U.S. federal securities laws, the listing requirements of the NYSE and best practices.

Corporate Governance Highlights

Board Accountability. All directors stand for election each year subject to a resignation policy if they do not receive more votes “for” than “withhold.”.

Director Independence. 6 of 7 directors are independent and all members of each committee are independent.

Board Leadership. Annual assessment of Board leadership structure and strong Lead Independent Director role appointed each year.

Director Engagement. Robust attendance for Board and committee meetings in 2026; all directors attended more than 75% of the meetings of the Board and the committees on which they served.

Board Diversity of Experience. Diverse and experienced Board comprised of individuals with different backgrounds, relevant experiences, ages, gender and ethnic diversity.

Regular Executive Sessions. All regularly scheduled Board and committee meetings provide an opportunity for the directors to meet without management present.

Board and Committee Self-Evaluations.
The Board and each of its committees conducts a self-
evaluation of its performance on an annual basis, with individual assignment and follow-up for any items identified as a part of continuous improvement efforts.

No Overboarding. Non-employee directors are limited to no more than four public company boards in addition to the Company, and the CEO is limited to one board in addition to the Company.

Director Access and Resources. Board members have significant interaction with and direct access to senior business leaders and outside experts.

Stockholder Rights. Stockholders may act by written consent.

Regular Review of Key Governance Documents. Annual review of Committee Charters, Corporate Governance Guidelines and Code of Conduct and Ethics.

Robust Code of Conduct and Ethics. Code of Conduct and Ethics promotes honest and ethical conduct throughout the Company and all employees receive regular online training.

Robust Risk Management Oversight.
The Board and designated committees exercise oversight of
management’s risk assessment and management processes
and findings and oversee the Corporate Responsibility strategy and initiatives.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	25

Our Governance
Board Leadership Structure and Composition
Ronald M. Lombardi serves as Chair of the Board, and John E. Byom currently serves as the Lead Independent Director.
The Board of Directors currently has three standing committees: Audit and Finance Committee, Compensation and Talent
Management Committee and Nominating and Corporate Governance Committee. Each year at the meeting of the Board of
Directors immediately following the Annual Meeting of Stockholders, the Lead Independent Director designation is reviewed and reaffirmed by the independent directors, and the roles of Committee Chairs and the size and composition of each committee are reviewed by the Nominating and Corporate Governance Committee and set by the full Board with consideration of the Committee's recommendation.
Board of Director Practice Highlights

Annual Election of Directors. All directors stand for election on an annual basis.

Majority Voting in Uncontested Director Elections.
Any director nominee must resign if they do not
receive more votes “for” than “withhold” of those cast
in an uncontested election. The Board will then
determine whether to accept the resignation and
disclose any decision not to accept the resignation.

Director Independence.
6 out of 7 directors are independent (all directors are
independent other than the CEO; fully independent
Audit and Finance Committee, Compensation and
Talent Management Committee and Nominating and
Corporate Governance Committee).

Independent Board Leadership.
Our Board of Directors maintains a Lead Independent
Director who meets regularly with our independent
members in executive session. The Lead Independent
Director designation is reviewed by the Nominating
and Corporate Governance Committee and set
annually by the independent directors at the meeting
of the Board following the Annual Meeting of
Stockholders.

Board Refreshment. 4 of our 5 independent Board nominees have joined in the last 6 years and have expanded the Board’s scope of experience.

Financial Literacy for Audit Committee. Three current Audit and Finance Committee members are “audit committee financial experts” under SEC rules.

26	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Our Governance
The Role of the Chair of the Board and the Independent
Lead Director
The Board of Directors appointed Mr. Lombardi as the Chair of the Board in May of 2017.
John E. Byom currently serves as Lead Independent Director. The Board of Directors considered the structure of its leadership and determined that, based on experience and efficiency, it would strengthen the Company’s ability to meet its strategic vision and create shareholder value by appointing Mr. Lombardi to the combined role of CEO and Chair. The Board appointed Mr.
Byom as its independent and non-executive Lead Independent Director to help ensure the independent directors continue to provide effective oversight of Company management and key issues related to strategy, risk and integrity.

Ronald M. Lombardi Chair of the Board, President and Chief Executive Officer

The Board of Directors believes the most effective leadership structure for the Company at this time is one with a combined
Chair and CEO, coupled with an independent Lead Director. Key responsibilities of the Chair include:
•set meeting agendas and Board schedules in coordination with the Lead Director;
•prepare meeting materials and ensure that key issues and recommendations are brought to the attention of the Board and management;
•identify and lead Board discussions on important matters related to our business operations and related risk;
•promote a cohesive vision and strategy for the Company, enhancing effective execution;
•provide in-depth knowledge of strategic priorities and operations; and
•facilitate effective communication between management and the Board.

John E. Byom Lead Independent Director

The Lead Independent Director acts in a leadership capacity with respect to the Board of Directors and consults with the
Chair of the Board between meetings of the Board of Directors. The Board created the Lead Independent Director role as an integral part of a leadership structure that promotes strong, independent oversight of the Company’s management and affairs. Key responsibilities of the Lead Independent Director include:
•assist the Board, the Chief Executive Officer and other members of management in promoting compliance with and implementation of the Corporate Governance Guidelines;
•preside at the executive sessions of the independent directors and have the authority to call additional executive sessions or meetings of the independent directors;
•preside at Board meetings in the Chair’s absence;
•review and approve information sent to the Board;
•review and approve meeting agendas for the Board and approve meeting schedules to ensure sufficient time for discussion of all agenda items;
•facilitate communications between employees, stockholders and others with the independent directors;
•be available for consultation and direct communication with major stockholders if requested; and
•monitor and evaluate, along with the members of the Compensation and Talent Management Committee and the other independent directors, the performance of the Chief Executive Officer.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	27

Our Governance
Committees of the Board

100%	As required by the NYSE, all members of the Audit and Finance, Compensation and Talent Management and Nominating and Corporate Governance Committees are independent directors.

Audit and Finance Committee	Meetings in 2026: 4

James C. D’Arecca (Chair)	John E. Byom	Sheila A. Hopkins	Dawn M. Zier

Primary Responsibilities
The Audit and Finance Committee is responsible for, among other things:
•the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing and issuing an audit opinion on our annual financial statements;
•reviewing the independence of the independent registered public accounting firm and taking, or recommending that the
Board of Directors take, appropriate action to oversee their independence;
•approving, in advance, all audit and non-audit services to be performed by the independent registered public accounting firm;
•overseeing our accounting and financial reporting processes and the audits of our financial statements;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal control or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•engaging independent counsel and other advisers as the Audit and Finance Committee deems necessary;
•determining compensation of advisors hired by the Audit and Finance Committee and ordinary administrative expenses;
•providing advice and counsel to management on financial strategy, capital structure and capital allocation;
•reviewing and assessing the adequacy of the Audit and Finance Committee’s formal written charter on an annual basis;
•reviewing policies for risk assessment and risk management, including meeting with management at least annually to review the Company’s strategic, enterprise risk exposures, concentrations and mitigation measures undertaken by management to monitor and control those exposures;
•reviewing policies with respect to the Company’s information technology (IT) systems, privacy, information governance, artificial intelligence (AI) and cybersecurity management, including meeting with management at least annually to review the
Company’s IT security program, compliance and controls with the Chief Information Security Officer, and the steps management has taken to monitor and mitigate such cyber and privacy exposures;
•oversight of the impact of new and proposed environmental disclosure laws and regulatory requirements, filings, controls and procedures; and
•handling such other matters as are specifically delegated to the Audit and Finance Committee by the Board of Directors
from time to time.

28	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Our Governance
The Board of Directors adopted a written charter for our Audit and Finance Committee, which is available at the “Investors” tab on our website at www.prestigeconsumerhealthcare.com and is also available in print to any stockholder or other interested party who makes such a request in writing to the Company’s Corporate Secretary. PricewaterhouseCoopers LLP currently serves as our independent registered public accounting firm. The Audit and Finance Committee met four times during 2026.

Compensation and Talent Management Committee	Meetings in 2026: 6

Dawn M. Zier (Chair)	John E. Byom	Celeste A. Clark	John F. Kelly

Primary Responsibilities
The Compensation and Talent Management Committee is responsible for, among other things:
•determining the compensation and benefits of all our executive officers;
•recommending to the Board of Directors the compensation for non-employee directors;
•reviewing our compensation and benefit plans to ensure that they meet corporate objectives, as well as evaluating the risk associated with the compensation and benefit plans;
•administering our stock plans and other incentive compensation plans;
•approving the annual corporate goals and objectives of the CEO and executive officers and evaluating their performance against those goals and objectives;
•reviewing succession planning for senior management and, along with the Nominating and Corporate Governance
Committee, for the CEO;
•oversight of the development, implementation, and effectiveness of the Company’s policies and strategies related to its human capital management, including matters related to equal opportunity and talent management; and
•handling such other matters as are specifically delegated to the Compensation and Talent Management Committee by the
Board of Directors from time to time.
The Board of Directors adopted a written charter for our Compensation and Talent Management Committee, which is available at the “Investors” tab on our website at www.prestigeconsumerhealthcare.com and is also available in print to any stockholder or other interested party who makes such a request in writing to the Company’s Corporate Secretary. Pursuant to the charter, the Compensation and Talent Management Committee may delegate its authority and duties to one or more subcommittees, individual members of the Compensation and Talent Management Committee, other members of the Board or management, as it deems appropriate, in accordance with applicable laws and regulations. In addition, the Compensation and Talent
Management Committee may, in its sole discretion and at the Company’s expense, retain and terminate such independent consultants or experts as it deems necessary or appropriate in the performance of its duties.
The Compensation and Talent Management Committee met six times during 2026.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	29

Our Governance
Compensation and Talent Management Committee Interlocks and
Insider Participation
For 2026, John E. Byom, Celeste A. Clark, John F. Kelly and Dawn M. Zier served as members of the Compensation and
Talent Management Committee. During 2026, no member of the Compensation and Talent Management Committee served as an officer or employee of the Company or its subsidiaries, was formerly an officer of the Company or its subsidiaries, or entered into any transactions with the Company or its subsidiaries that would require disclosure under applicable
SEC regulations.
During 2026, none of our executive officers served as a member of the compensation committee or on the board of directors of another entity, any of whose executive officers served on our Compensation and Talent Management Committee or on our
Board of Directors.

Nominating and Corporate Governance Committee	Meetings in 2026: 4

Celeste A. Clark (Chair)	James C. D’Arecca	Sheila A. Hopkins	John F. Kelly

Primary Responsibilities
The Nominating and Corporate Governance Committee is responsible for, among other things:
•selecting, and recommending to the Board of Directors for selection, nominees for election to the Board of Directors;
•making recommendations to the Board of Directors regarding the size and composition of the Board of Directors and its committees;
•considering and making recommendations to the Board of Directors on questions of independence and possible conflicts of interest of members of our Board and executive officers in accordance with the Corporate Governance Guidelines;
•monitoring our performance under our principles of corporate governance;
•monitoring risks related to its areas of corporate responsibility and governance, including, along with the Audit and Finance
Committee, the Company’s Code of Conduct and Ethics;
•reviewing succession planning and refreshment for the Board;
•succession planning for the CEO together with the Compensation and Talent Management Committee;
•oversight of the Company’s responsibilities as a corporate citizen pertaining to corporate social responsibility and global sustainability, including environmental, social and corporate governance policies and practices, responsible sourcing, community impact and corporate reputation; and
•handling such other matters as are specifically delegated to the Nominating and Corporate Governance Committee by the
Board of Directors from time to time.
The Board of Directors adopted a written charter for our Nominating and Corporate Governance Committee, which is available at the “Investors” tab on our website at www.prestigeconsumerhealthcare.com and is also available in print to any stockholder or other interested party who makes such a request in writing to the Company’s Corporate Secretary. The Nominating and
Corporate Governance Committee met four times during 2026.

30	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Our Governance
The Board’s Role and Responsibilities
Oversight of Strategy
Our Board plays a crucial role in overseeing our long-term corporate strategy, approving strategic plans, monitoring performance with key metrics, allocating resources effectively, and making informed investment decisions. Each year, the
Board holds a strategic planning session with members of Prestige’s senior leadership who present and solicit guidance on both the Company’s strategic long-range plan as well as its annual operating plan. At subsequent meetings, the Board continues to review the Company’s progress against the plans and will review specific strategic initiatives that may be proposed during the year. The Board is continuously engaged in providing oversight and independent business judgment on the strategic issues that are most important to the Company.

The Board is committed to oversight of
the Company’s business strategy and
strategic planning, including work
embedded in the Board committees,
regular Board meetings and a dedicated
meeting each year to focus on strategy.

This ongoing effort enables the Board to focus on
Company performance over the short, intermediate and
long term, as well as the quality of operations. In addition to financial and operational performance, non-financial
measures, including sustainability goals, are discussed
regularly by the Board and Board committees.

Holds a two-day strategy session, including presentations from, and engagement with, the Senior Leadership Team and other senior executives across the Company	Routinely engages with senior management on critical business matters that tie to the Company's overall strategy	Periodically travels to the Company’s facilities to obtain a first-hand look at the Company’s operations	Regularly meets with the next generation of leadership to ensure the pipeline remains diverse and inclusive

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	31

Our Governance
Risk Oversight and Risk Management
The Board is actively involved in oversight of the significant risks affecting our business. The Board and its committees’ risk oversight activities are informed by our management risk assessment and risk management processes. Our Board monitors our “tone at the top” and risk culture and oversees emerging strategic risks. Risk management is overseen by our Board through the Board’s committees. Each committee provides regular reports to the Board regarding matters reviewed by their committee.

Board Oversight

The Board implements its risk oversight function both as a whole and through its committees. Throughout the year, the Board, including through executive session, and the committees to which it has delegated responsibility, conduct risk assessments and discuss identified risks and how to mitigate such risks.
The Board reviews risks to the Company strategy and operations.

Committees

Audit & Finance
•Overall risk exposures
and enterprise risk
management process;
•Risks related to financial statements
and the financial reporting process;
•Accounting, legal, ethics and
compliance matters;
•Internal audit and the risk control
organization including any significant
changes to corporate risk
control policies;
•Risks related to information
technology systems, artificial
intelligence (AI), privacy and cyber
security management (including
annual review of the structure and
sufficiency of cyber security
mitigation efforts, including cyber
risk insurance);
•Financial risk related to
environmental, health and
safety matters; and
•Risks related to liquidity and
capital allocation.

Compensation &
Talent Management
•Risks associated with the
Company’s compensation
philosophy and programs;
•Engages an independent consultant
to support the Compensation
Committee in reviewing compensation
programs and policies to encourage
appropriate risk taking;
•Talent acquisition and retention
risks; and
•Human capital management
and issues related to
employment practices.

Nominating & Corporate
Governance
•Risks related to corporate
governance, including the
Corporate Governance Guidelines;
•Along with the Audit and Finance
Committee, the Company’s Code
of Conduct and Ethics;
•Corporate responsibility,
sustainability and environmental,
health and safety related risks and
opportunities; and
•Succession planning for the Board
and CEO.

Role of Management

Prestige Consumer Healthcare’s management has day-to-day responsibility for:
•Identifying risks and assessing them in relation to Company strategies and objectives;
•Implementing suitable risk mitigation plans, processes and controls; and
•Appropriately managing risks in a manner that serves the best interests of Prestige Consumer Healthcare, its stockholders and other stakeholders.
Management regularly reports to the Board on its risk assessments and risk mitigation strategies for the major risks of our business.
Senior management and other employees also report to the Board and its committees from time to time on risk-related issues.

32	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Our Governance
Board Oversight of Certain Areas/Key Risks

Oversight of Enterprise Risk Management
Management administers an annual detailed Enterprise Risk Management assessment to identify and rank the most significant risks that affect our Company, including consideration of a large number of risks associated with companies in the consumer products industry. Formal alignment of the most significant risks occurs between the Board and executive management every year and as changes in the risk environment necessitate. The assessed risks encompass, among others, economic, industry, enterprise, operational, cybersecurity, compliance and financial risks. Our Chief Executive Officer assigns a manager to lead the management of each of those risks identified as among the most significant. As part of the risk management process, management (with the assistance of our third-party internal auditor) annually prepares a project plan under which it reviews activities directed to mitigate business and financial related risks. This plan is reviewed with the Audit and Finance Committee annually and throughout the year as updates occur. Our third-party internal auditor reports directly to the Audit and Finance Committee and advises the committee on a quarterly basis regarding management’s risk assessment process and the progress of mitigation activities designed to facilitate the maintenance of risk within acceptable levels.

Oversight of Cybersecurity and Privacy Risk Management
Our Board considers cybersecurity risk as part of its risk oversight function and has delegated to the Audit and Finance
Committee oversight of cybersecurity and other information technology risks. The Audit and Finance Committee oversees management’s implementation of our cybersecurity risk management strategy, including reviewing risk assessments from management with respect to our information technology systems and procedures, and overseeing our cybersecurity risk management strategy. The Audit and Finance Committee, which is tasked with oversight of certain risk issues, including cybersecurity, receives regular reports from the Chief Financial Officer and the Vice President, Information Technology and
Chief Information Security Officer (“CISO”). At least annually, the Audit and Finance Committee receives updates on the strategy and about the results of exercises and response readiness assessments led by outside advisors who provide a third-
party independent assessment of our technical program and our internal response preparedness. The Audit and Finance
Committee also receives periodic briefings regarding our information security programs and cyber threats in order to enhance our directors’ literacy on cyber issues. In addition, management will update the Audit and Finance Committee, as necessary, regarding cybersecurity incidents that we may experience. Our CISO and Chief Financial Officer are responsible for assessing and managing our material risks from cybersecurity threats. The cyber security risk management team, which includes personnel with Certified Information Systems Security Professional ("CISSP") certification from ISC2, has primary responsibility for our overall cybersecurity risk management program and oversees both our internal cybersecurity personnel and our retained external cybersecurity consultants. Our cyber security risk management team is led by our CISO, who has significant experience across digital innovation and technology-enabled growth, information security, infrastructure, operations and compliance. Our management team supervises efforts to prevent, detect, mitigate, and remediate cybersecurity risks and incidents through various means, which include briefings from internal personnel; threat intelligence and other information obtained from governmental, public or private sources, including external consultants engaged by us; and alerts and reports produced by security tools deployed in the IT environment.

Oversight of Artificial Intelligence
Our Board recognizes that artificial intelligence ("AI") presents both significant opportunities and evolving risks for the Company, including in the areas of marketing, consumer engagement, product development, supply chain optimization, and data privacy.
Consistent with the Company's commitment to responsible governance and innovation, the Board has designated the Audit and
Finance Committee to oversee the Company's management of AI-related risks, including risks related to data integrity, regulatory compliance, and the responsible use of AI in consumer-facing applications. The full Board also receives periodic updates on the strategic implications of AI as part of our annual strategic planning process. To support this oversight framework, the Company has established a management-level AI Governance Committee chaired by the Vice President, Information Technology and Chief
Information Security Officer ("CISO"). The AI Governance Committee is comprised of multifunctional representation from across the organization, including representatives from legal, finance, marketing, operations, human resources, and supply chain, reflecting the
Company's view that the responsible development and use of AI requires coordinated oversight across all business functions. The AI
Governance Committee is responsible for developing and implementing the Company's AI governance policies and controls, assessing AI-related risks and opportunities, monitoring the use of AI tools and technologies across the organization, and ensuring that such use aligns with the Company's AI Policy, Code of Conduct and Ethics and applicable legal and regulatory requirements.
The Chair of the AI Governance Committee reports to the Audit and Finance Committee, which in turn provides updates to the full
Board as appropriate. The Company will continue to assess its AI governance framework as the technology and regulatory landscape evolves.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	33

Our Governance
Oversight of Corporate Responsibility
Our Board considers corporate responsibility to be important for the long term success of the Company and has delegated oversight of those programs to the Nominating and Corporate Governance Committee. Our Senior Vice President and General
Counsel and our Vice President, Investor Relations and Treasury lead our corporate responsibility initiatives supported by various functional representatives and external subject matter experts. They meet regularly with functional experts to review the health of the program, opportunities for improvement, and the status of execution against agreed program priorities. Our
Senior Vice President and General Counsel and Vice President, Investor Relations and Treasury also meet regularly with the
Nominating and Corporate Governance Committee to review our corporate responsibility priorities.
Succession Planning
Our Board of Directors recognizes that one of its most important duties is to ensure excellence and continuity in our senior leadership by overseeing the development of executive talent and planning for the effective succession of the Chair of our
Board of Directors and our CEO and other senior members of executive management. Our CEO and other senior executive succession planning process includes identifying external candidates, where appropriate, and identifying and developing potential internal candidates on an ongoing basis.
Our Board of Directors is committed to being prepared for a planned or unplanned change in our leadership in order to ensure our stability. In continuation of this process, the Nominating and Corporate Governance Committee, in collaboration with the
Compensation and Talent Management Committee, agree upon and recommend to the Board a succession plan for our CEO in the ordinary course of business and in emergency situations. Through this process, our Board of Directors receives from our
CEO qualitative evaluations of, and recommendations concerning, potential successors to our CEO and our other senior executives, along with a review of any development plans recommended for such individuals. At least once annually, our
Board of Directors reviews our succession plans. Succession planning is also regularly discussed in executive sessions of our
Board of Directors and in committee meetings, as applicable. Our directors become familiar with internal potential successors for key leadership positions through various means, including a comprehensive annual talent and succession review, Board of
Directors and committee meeting presentations, and less formal interactions throughout the course of the year.
Director Engagement
Meetings and Attendance
The Board of Directors held seven meetings during fiscal
2026. Each director is expected to attend each meeting of
the Board of Directors and those committees on which he or
she serves. The Board of Directors expects that its members
will attend the 2026 Annual Meeting of Stockholders (the
“Annual Meeting”) either in person, by videoconference or by telephone. All our directors attended the 2025 Annual
Meeting of Stockholders.

≥75% ATTENDANCE Each of our directors attended 75% or more of the total number of meetings of the Board of Directors and those committees on which he or she served during the last fiscal year.
Director Orientation and Continuing Education
Regular continuing education programs enhance the skills and knowledge directors use to perform their responsibilities. These programs may include internally developed programs or programs presented by third parties. In addition to the regular sustainability, cybersecurity, legal and regulatory updates the Board receives at meetings, we encourage our directors to participate in external continuing director education programs. New directors also receive a comprehensive orientation session that provides them with a thorough understanding of their fiduciary duties, as well as a robust overview of the Company’s business and strategies, which allows new directors to begin making contributions to the Board at the start of their service.

34	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Our Governance
Board Evaluation Process
Every year, the Board of Directors and its committees complete a self-evaluation of their performance and engage in discussion regarding the results. In the event the Board of Directors or its committees determine that modifications to their practices are required, those changes may be implemented through amendments to the Company’s corporate governance practices and the documents through which such practices are effectuated.

Review of Process The Nominating & Corporate Governance Committee annually reviews the self-assessment process	Self-Assessment Questionnaire Provides director feedback on the Board and each of the committees	Results Analyzed Results of the self- assessment analyzed by the Chair of the Nominating & Corporate Governance Committee and discussed with such committee	Individual Discussions The Chair of the Nominating & Corporate Governance Committee engages with individual directors as appropriate

Feedback Incorporated Policies and practices updated as appropriate as a result of the annual self-assessment and ongoing feedback	Ongoing Feedback Directors are encouraged to provide ongoing feedback in addition to the annual self-assessment	Summary of Results Summary of Board and committee self-assessment results provided to full Board

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	35

Our Governance
Other Governance Policies and Practices
Code of Business Conduct
The Code of Conduct and Ethics, the Code of Ethics for Senior Financial Employees (which is applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions), the Corporate Governance Guidelines, the Insider Trading Policy, and the Charters of our Audit and Finance,
Compensation and Talent Management and Nominating and Corporate Governance Committees were adopted by the
Company for the purpose of transparency in our governance practices, as well as promoting honest and ethical conduct, full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by the Company with the SEC, and compliance with all applicable rules and regulations that apply to the Company and its officers, employees and directors. The
Insider Trading Policy governs the purchase, sale and other dispositions of the Company’s securities by the Company’s directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards.
•Code of Conduct and Ethics
•Charters of our Audit and Finance, Compensation and
Talent Management and Nominating and Corporate
Governance Committees
•Code of Ethics for Senior Financial Employees
•Corporate Governance Guidelines
•Insider Trading Policy
The documents described above may be accessed at the “Investors” tab of www.prestigeconsumerhealthcare.com, our internet website. In addition, you may request, without charge, a copy of the foregoing documents by submitting a written request for any of these materials to: Prestige Consumer Healthcare Inc., 660 White Plains Road, Tarrytown, New York 10591,
Attention: Corporate Secretary.

On Our Corporate Website www.prestigeconsumerhealthcare.com	By Writing To Prestige Consumer Healthcare Inc. Attention: Corporate Secretary 660 White Plains Road, Tarrytown, New York 10591
Director Communications

We want to hear from you
Stockholders and other interested parties may send communications to the Board of Directors or any committee thereof or any individual director by writing to the Board of Directors, such committee or such individual director at Prestige Consumer Healthcare Inc., 660 White Plains Road, Tarrytown, New York
10591, Attention: Corporate Secretary. The Corporate Secretary will distribute all stockholder and other interested party communications to the intended recipients and/or to the entire Board of Directors, as appropriate.

Company Complaint Procedures
Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the
Company may be submitted by writing to the Chair of the Audit and Finance Committee at Prestige Consumer Healthcare Inc.,
660 White Plains Road, Tarrytown, New York 10591. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”
Alternatively, complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by our employees confidentially and anonymously by contacting the Company’s Integrity
Hotline. The Integrity Hotline is an independent third party that the Company has retained to receive anonymous complaints from the Company’s employees.

36	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

DIRECTOR COMPENSATION

Overview
The Compensation and Talent Management Committee retains Compensation Advisory Partners LLC (“CAP”) to perform a full review of director compensation against the Company’s peer group every other year. CAP most recently performed a full review against the peer group in August 2025. In consideration of the advice and recommendations from CAP, the
Compensation and Talent Management Committee recommended, and the Board approved, the compensation program for directors which became effective as of August 1, 2025. CAP is expected to complete a full review of director compensation against the Company’s peer group in August 2027.
Elements of Director Compensation
Under the director compensation program, each of our directors other than Mr. Lombardi receives the following cash and equity compensation for their services as a director:

Position	2026 Additional Annual Fee($)
Chair of the Audit and Finance Committee	20,000
Chair of the Compensation and Talent Management Committee	20,000
Chair of the Nominating and Corporate Governance Committee	15,000
Lead Independent Director	30,000
•The annual grant of restricted stock units valued at $155,000, reflecting a $5,000 increase from fiscal 2025, is awarded on the date of the election of each director at the annual meeting of stockholders, which restricted stock units vest one year after the date of grant so long as membership on the Board of Directors continues through the vesting date. Settlement in common stock occurs, at each recipient’s prior election, either upon vesting or on the earliest of the director’s death, disability or the date on which the director’s board membership ceases for reasons other than death or disability.
•If a director is elected at a time other than the annual meeting, they receive a pro-rated grant of restricted stock units for service provided between the date he or she first becomes a director and the next annual meeting of stockholders.
•The $95,000 annual cash retainer fee is paid in equal quarterly installments.
•No meeting fees are payable to directors.
•Our directors are reimbursed for out-of-pocket expenses incurred in connection with Board of Directors and/or committee participation.
Please see the Director Compensation table for information regarding the compensation paid to our directors during 2026.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	37

Director Compensation
Director Compensation Policies and Practices
Grant Limits
Pursuant to the terms of the Company’s 2020 Long-Term Incentive Plan, which our stockholders approved in August 2020, with respect to any one fiscal year, the aggregate compensation that may be granted or awarded to any one non-employee director, including all stock awards and cash payments (including meeting fees and retainers), may not exceed $600,000, or
$900,000 in the case of a non-employee Chair of the Board or Lead Director.
Stock Ownership Guidelines
The Board of Directors adopted Stock Ownership Guidelines for the directors and executive officers of the Company to align their interests with the Company’s stockholders. Each director is expected to be fully compliant with the guidelines by the date of the first annual meeting of stockholders following the fifth anniversary of the date of election to the Board.
All directors are in compliance with these requirements.

Each director must maintain ownership of shares ≥5X the amount of their annual cash retainer, currently $475,000 (5 X $95,000 retainer).

Director Compensation in 2026
The following table sets forth the cash and equity compensation paid or awarded to our non-employee directors during 2026.
The columns regarding option awards and non-equity incentive, pension and deferred compensation plans have been omitted, as the Company does not provide such elements of compensation to our directors for their services.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Mr. Byom	165,502	155,040	320,542
Ms. Clark	110,000	155,040	265,040
Mr. D’Arecca	115,000	155,040	270,040
Ms. Hopkins	95,000	155,040	250,040
Mr. Kelly	95,000	155,040	250,040
Ms. Zier	115,000	155,040	270,040
(1)Reflects the grant date fair value of the stock awards granted in 2026, determined in accordance with the Financial Accounting Standards
Board Accounting Standards Codification Topic 718 Stock Compensation (“FASB ASC Topic 718”). On August 5, 2025, each of Mses.
Clark, Hopkins and Zier and Messrs. Byom, D’Arecca and Kelly received 2,094 restricted stock units, representing $155,040 divided by
$74.04 (the closing price of our common stock on the NYSE on August 5, 2025). The restricted stock units, which entitle the grantee to receive one share of common stock for each restricted stock unit, vest one year from the date of the grant and will be settled, at each recipient’s prior election, either upon vesting or upon the earliest to occur of such director’s death, disability or the cessation of board service for any reason other than death or disability. As of March 31, 2026, Mses. Clark, Hopkins and Zier and Messrs. Byom, D’Arecca
and Kelly held 13,530, 30,123, 16,533, 50,097, 6,591, and 4,851 restricted stock units under the Company’s equity compensation plans, respectively. As of March 31, 2026, none of our directors held any stock options.

38	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

OUR EXECUTIVE OFFICERS

Our executive officers are as follows:

Ronald M. Lombardi Chair of the Board, President and Chief Executive Officer

Age: 62

Career Highlights:
Ronald M. Lombardi was elected Chair of the Board in May 2017 and has served as a director and as President and Chief
Executive Officer of the Company since June 2015. He served as Chief Financial Officer of the Company from December 2010 until November 2015. Prior to joining the Company, from October 2010 to December 2010, Mr. Lombardi was employed by
Medtech Group Holdings, a components and contract medical device manufacturer, as Chief Financial Officer. From October
2009 to October 2010, Mr. Lombardi served as the Chief Financial Officer of Waterbury International Holdings, a specialty chemical and pest control business. Mr. Lombardi was employed by Cannondale Sports Group, a sporting goods and apparel manufacturing company, as Chief Operating Officer from August 2008 to October 2009 and as Senior Vice President and
Chief Financial Officer from March 2004 to August 2008. From 2000 to 2004, Mr. Lombardi served in various roles at Gerber
Scientific Inc., including Vice President and Chief Financial Officer of Gerber Scientific Inc.’s Gerber Coburn Optical Division and
Director of Financial Planning and Analysis. Mr. Lombardi was also previously employed by Emerson Electric, Scovill Fasteners,
Inc. and Go/Dan Industries. Mr. Lombardi currently serves as Chair of the Audit Committee on the board of ACCO Brands
Corporation. Mr. Lombardi received a B.S. from Springfield College and an M.B.A. from American International College and has been a licensed CPA.

Christine Sacco Chief Financial Officer/Chief Operating Officer

Age: 51

Career Highlights:
Christine Sacco was appointed to the position of Chief Financial Officer and Chief Operating Officer for the Company in January
2025. She served as the Chief Financial Officer of the Company from September 2016 until January 2025. Ms. Sacco joined the
Company from Boulder Brands, Inc., a health and wellness food manufacturer, where she served as the Chief Financial Officer and Treasurer from January 2012 to January 2016 and Vice President and Controller from January 2008 to January 2012, including Principal Accounting Officer from January 2011 to March 2012. From October 2002 until January 2008, she held positions of increasing financial responsibility with Alpharma, Inc., a global specialty pharma company, where she last held the position of Vice President, Treasurer. Ms. Sacco began her career with Ernst & Young and worked for five years in the Audit and
Assurance group. She holds a B.S. in accounting from St. Thomas Aquinas College and has been a licensed CPA.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	39

Our Executive Officers

William C. P’Pool Senior Vice President, General Counsel and Corporate Secretary

Age: 60

Career Highlights:
William C. P’Pool was appointed to the position of Senior Vice President, General Counsel and Corporate Secretary for the
Company in November 2016. From June 2004 to April 2015, Mr. P’Pool served in progressive leadership roles at Mead Johnson
Nutrition Company, a nutritional products company, the last being Senior Vice President, General Counsel and Corporate
Secretary. From May 2001 to June 2004, Mr. P’Pool served as a Senior Counsel and Director of Legal Services at Yum! Brands,
Inc. From 1991 to 2001, he served in legal roles of increasing responsibility at GrafTech International and Service Merchandise
Company, among others. He earned a B.S. in business from Murray State University and a J.D. from the University of Kentucky.

Adel Mekhail Executive Vice President, Marketing & Sales

Age: 65

Career Highlights:
Adel Mekhail was appointed to the position of Executive Vice President of Marketing & Sales for the Company in May 2019.
From April 2017 to July 2018, Mr. Mekhail served as Vice President, Americas at Edgewell Personal Care Company, a personal care products company, and from July 2015 to April 2017 he served as Vice President and General Manager, Private Brands
Group and Vice President, Latin America. From November 2013 to July 2015, Mr. Mekhail served as Vice President, Asia
Pacific at Energizer. He held other increasingly responsible marketing roles at Energizer from 2003 to 2013. Mr. Mekhail also served in sales and marketing roles for Pfizer and Warner Lambert from 1996 to 2003. In 2000, he moved from Australia to the
United States for Pfizer. Mr. Mekhail earned his B.S. in Pharmaceutical Sciences from Tanta University in Egypt and his M.B.A.
from RMIT University in Melbourne, Australia.

Jeffrey Zerillo Executive Vice President, Operations

Age: 65

Career Highlights:
Jeffrey Zerillo was appointed to the position of Senior Vice President, Operations for the Company in April 2018. Mr. Zerillo
joined the Company from Teva Pharmaceuticals, a pharmaceutical company, where he served as Vice President, Supply
Chain Management for the America’s Region from 2016 to 2018. He brings experience managing complex supply chains in pharmaceuticals, biologics and medical devices from companies including Actavis/Allergan, a pharmaceutical company, from
2014 to 2016, Purdue Pharma from 1995 to 2013, Tura L.P. from 1994 to 1995 and Instrumentation Laboratories from 1988 to
1994. He earned a B.S. in Business Management - Production Operations from York College of Pennsylvania and an Executive
Certificate from Sloan School of Business.

40	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

EXECUTIVE COMPENSATION

PROPOSAL 2: Advisory Vote to Approve Named Executive Officer Compensation

Why are we submitting this matter to you?
We are required by Section 14A of the Exchange Act and by the Dodd-Frank Wall Street Reform and Consumer
Protection Act of 2010 (the “Dodd-Frank Act”) to provide our stockholders with the opportunity to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“NEOs”) contained in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation as described in this Proxy Statement. Our executive compensation program is described in the Compensation Discussion and Analysis (“CD&A”), executive compensation tables and other narrative executive compensation disclosures required by the disclosure rules of the SEC, all of which are found in this Proxy Statement. In particular, the CD&A, beginning on page 41 of this Proxy Statement, describes the Company’s executive compensation program in detail, and we encourage you to review it.
At the 2023 Annual Meeting of Stockholders, our stockholders expressed a preference that advisory votes on executive compensation be held on an annual basis. The Board of Directors has determined, in line with the vote of the Company’s stockholders, to have an annual advisory vote on the compensation of our named executive officers.
Accordingly, the next advisory vote on executive compensation will occur at this Annual Meeting of Stockholders.
What are you being asked to vote on?
Stockholders are being asked to vote either for or against the following non-binding resolution:
RESOLVED, that the stockholders of Prestige Consumer Healthcare Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures included in this Proxy Statement.
Is this vote binding?
No. As provided by the Dodd-Frank Act, this vote will not be binding on the Board of Directors or the Compensation and
Talent Management Committee and may not be construed as overruling a decision by the Board of Directors or the
Compensation and Talent Management Committee or creating or implying any additional fiduciary duty for the Board.
Further, it will not affect any compensation paid or awarded to any executive officer. The Compensation and Talent
Management Committee and the Board will, however, take into account the outcome of the vote when considering future executive compensation arrangements.
What vote is required for approval of the Say-on-Pay proposal?
The approval of this non-binding resolution requires the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the proposal. If this proposal is not approved by the required vote, the Board and the Compensation and Talent Management Committee will take into account the result of the vote when determining future executive compensation arrangements, particularly if the votes cast against the resolution exceed the number of votes cast in favor of the resolution.
What Does the Board Recommend?

For all of the reasons discussed in our CD&A beginning on Page 41 of this Proxy Statement, the Board of Directors recommends that you vote FOR the approval of the compensation of our Named Executive Officers as described in this Proxy Statement.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	41

Executive Compensation
Compensation Discussion and Analysis
Our Named Executive Officers
The following section is a discussion and analysis of the compensation policies and decisions made in connection with compensation for our named executive officers listed below:

Ronald M. Lombardi President and Chief Executive Officer	Christine Sacco Chief Financial Officer & Chief Operating Officer	Adel Mekhail Executive Vice President, Sales and Marketing	William C. P’Pool Senior Vice President, General Counsel and Corporate Secretary	Jeffrey Zerillo Senior Vice President, Operations

Table of Contents

Executive Summary	42	Compensation Review and Competitive Analysis	49
Our Performance During 2026	42	Peer Group	49
Compensation Philosophy	42	2026 NEO Compensation	49
Approach to Compensation Program	43	Base Salary	49
Our 2026 Compensation Program	44	Annual Cash Incentive Plan	50
Say-on-Pay Results	46	Equity Awards	53
Compensation Governance Highlights	46	Compensation Policies and Governance Practices	56
Executive Compensation Best Practices	47	Stock Ownership Guidelines	56
Executive Compensation Decision-Making Process	48	Equity Grant Timing	57
		Clawback Policy	57
Roles and Responsibilities	48	Policy Against Hedging and Pledging of Company Stock	57

42	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Executive Compensation
Executive Summary
Our Performance During 2026
Demonstrating the resilience of our business model in a challenging consumer backdrop, the Company achieved free cash flow growth in fiscal 2026, despite a modest decline in revenue and earnings, thanks to our business strategy and the unique attributes of our portfolio, with key fiscal year metrics as follows:

Stable Revenue	Sustained Profitability	Strong Free Cash Flow	Low Year-End Leverage

Revenue of $1,088.7 Million	Adjusted EPS of $4.38	Up from 2025 to $246 Million	2.6x Leverage

Please refer to Appendix A for a reconciliation of non-GAAP Adjusted EPS and Free Cash Flow to our most directly comparable financial measure presented in accordance with GAAP.
Compensation Philosophy
It is the intent of the Company, through the efforts of the Compensation and Talent Management Committee, to:

Motivate our business leaders to deliver a high degree of business performance and ensure that their interests are closely aligned with those of our stockholders;
Attract and retain highly
qualified senior leaders
who can drive a successful
global enterprise in today’s
competitive marketplace and
represent the diversity of our
employees and the customers
we serve;
Establish executive compensation that is competitive with the compensation offered by similarly situated companies;

Focus management on both the Company’s short-term and long-term strategy, performance and success;	Maintain practices that support good governance; and	Structure programs that mitigate any incentives to take excessive risks.

Our executive compensation philosophy is to have programs and pay levels that enable us to attract, retain and motivate talented management who will drive exceptional results for our stockholders. We accomplish this by ensuring that our executive officers are compensated in a way that considers market practice, supports good governance, and drives both company and individual performance. To ensure fair and competitive pay, the Compensation and Talent
Management Committee references a peer group comprised of companies it selected based on various characteristics
(as described further below) and uses median as a reference point in setting target pay levels for the Company’s executive officers.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	43

Executive Compensation
The Company uses the following types of compensation to compensate and reward our executive officers for their performance: base salary, a cash-based annual incentive plan, and long-term equity awards comprised of performance stock units and restricted stock units. The Compensation and Talent Management Committee believes that the elements of compensation that it provides create a flexible, performance-based compensation package that focuses and rewards executives for short and long-term performance, while aligning the interests of our executive officers with the interests of the Company’s stockholders.
Each element of executive compensation described above is determined based on:

The executive’s level of responsibility and function within the Company;	Executive compensation offered to similarly situated executives at peer companies; and
The overall performance and profitability of the Company;	Good governance practices.
The executive’s performance within the Company;
Approach to Compensation Program
Goals of Our Compensation Program

Base Salary	Annual Cash Incentive Awards	Long-term Equity Awards

•Attract, Retain & Motivate •Maintain Good Governance	•Attract, Retain & Motivate •Support Company Objectives •Reinforce Strategy •Maintain Good Governance	•Attract, Retain & Motivate •Support Company Objectives •Reinforce Strategy •Maintain Good Governance

Structure of Program
PERFORMANCE
Our executive compensation includes a significant amount of performance-based, or at-risk, compensation. We consider compensation to be performance-based or at-risk if payment is subject to achievement of performance targets or the value received is dependent on our stock price.
The Compensation and Talent Management Committee believes that the use of performance-based or at-risk compensation allows the Company to tailor the compensation paid to our executive officers to the Company’s performance and maintain a compensation system that significantly affects executive compensation in the event the Company does not meet the pre-determined performance goals. Furthermore, utilizing threshold performance targets puts the performance units entirely at risk, which means that in the event the Company does not meet the threshold performance goals, the performance units would not be paid to the executive officers. Performance stock units are earned only if the Company achieves the pre-established three- year performance goals. Performance Stock Units and Restricted Stock Units are weighted as follows:

Long-term Incentive (LTI) Vehicle	Target LTI NEOs Other Than CEO	Target LTI Value CEO
Performance Stock Units	60%	75%
Service-based Restricted Stock Units	40%	25%

44	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Executive Compensation
The charts below show the percentage of pay tied to financial or stock performance of 83% and 64% of the total compensation for 2026 of our CEO and other named executive officers, respectively.
CEO

AVERAGE OTHER NEOs

ALIGNMENT
By motivating and incentivizing our executive officers with regard to the Company’s short- and long-term goals, the
Compensation and Talent Management Committee believes that the interests of the executive officers and the Company’s stockholders are properly aligned.
Our 2026 Compensation Program
Brief Summary of Compensation Program
GOALS OF THE PROGRAM:
•To attract, retain and motivate talented management taking competitors’ compensation practices into account;
•Reinforce our strategy;
•To support achievement of our Company-wide objectives and increase stockholder value; and
•Maintain practices that support good governance.
ANNUAL CASH INCENTIVE AWARDS:
•Our named executive officers earned their annual cash incentive awards through our Annual Incentive Plan (“AIP”) primarily based on the Company’s achievement of pre-determined performance goals related to Net Sales (weighted 50%) and
Adjusted AIP EBITDA (weighted 50%), as defined later in the Compensation Discussion and Analysis.
•The Company reached 95% of its Net Sales target and 93% of its Adjusted EBITDA goals in the very challenging macroeconomic environment, resulting in a payout of 68% of target.
•Our plan also allows for an individual adjustment, up or down, based on individual performance as discussed later in
Compensation Discussion and Analysis.
LONG-TERM INCENTIVE AWARDS:
•The performance-based orientation of our long-term incentive program is 75% of our CEO’s targeted value of the long-term incentive award allocated to performance stock units, which are earned based on performance over 3-years. The remaining
25% is delivered in restricted stock units, which vest ratably over 3-years.
•Our other named executive officers’ targeted value of the long-term incentive award was allocated 60% to performance stock units and 40% to restricted stock units.
•Despite very challenging 3-year goals set for the May 2023 performance stock unit grant, the Company reached 95% of its
Net Sales target and 92% of its Adjusted EBITDA goals, resulting in a payout of 70% of target for the three-year performance period, fiscal 2024 through 2026.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	45

Executive Compensation
CHALLENGING ENVIRONMENT:
During fiscal 2026, the Company navigated a challenging operating environment driven by significant supply chain disruptions alongside broader macroeconomic pressures, including evolving U.S. and international trade restrictions and tariffs, a high inflationary environment, and rising input costs. These conditions resulted in shortages, delays and backorders for certain ingredients and products, most notably in our eye care product lines. Despite these headwinds, the Company delivered solid financial results, maintaining strong profitability and free cash flow generation, and reduced net leverage.
This financial strength enabled meaningful capital deployment. During the fiscal year, we completed the acquisition of our key eye care supplier, securing a critical element of our supply chain. Additionally, in March, we entered into a definitive agreement to acquire Breathe Right® and certain other brands — the largest acquisition in Company history — which closed on June 12,
2026. These actions advance our proven capital deployment strategy and demonstrate the resilience of our diversified portfolio of consumer healthcare brands.
Elements of Compensation
The following table provides additional information regarding the various elements of our 2026 executive compensation program.

Pay Element	Objective	Purpose of the Pay Element

Base Salary	•Skills, experience, competence, performance, responsibility, leadership and contribution to the Company.	•Recognize the level of job scope and complexity, and the skills, experience, leadership and sustained performance required by the executive.

Annual Cash Incentive (“AIP”)	•Achieving annual target revenue and profitability.
•Reward the achievement of annual
performance targets.
•Ensures compensation is properly
aligned to financial performance,
including being completely at risk for
failure to meet annual financial
threshold targets.

Long-Term Incentive Awards (Performance Stock Units, Restricted Stock Units)
•Achieving long-term revenue growth and
profitability over the three year vesting period.
•Ability to increase and maintain stock price.
•Achievement of adjusted cumulative EBITDA
and cumulative Revenue goals.
•Continued employment with the Company
during the three-year vesting period.

•Reward achievement of long-term
financial performance and strategic
corporate initiatives.
•Provide a competitive mix of
incentives to attract and retain top
talent and to further reinforce
alignment between the interests of
management and shareholders.

46	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Executive Compensation
Say-on-Pay Results
At the 2025 Annual Meeting of Stockholders, approximately
97% of the shares represented, entitled to vote and voted
at the annual meeting were voted to approve the
compensation of the Company’s named executive officers as
discussed and disclosed in our 2025 Proxy Statement. In
considering the results of this advisory vote on executive
compensation, the Compensation and Talent Management
Committee concluded that the compensation paid to our
named executive officers and the Company’s overall
compensation program enjoy strong stockholder support. We
also regularly meet with our largest stockholders and solicit feedback on a wide range of topics.
2025 SAY ON PAY APPROVAL

Compensation Governance Highlights
We endeavor to maintain good governance standards including with respect to the oversight of our executive compensation policies and practices, as evidenced by the following practices of our Compensation and Talent Management Committee:

The Committee is composed solely of independent directors.	The Committee conducts an annual review of our compensation-related risk profile to ensure that compensation-related risks are not reasonably likely to have a material adverse effect on the Company.

The Committee’s independent compensation consultant, CAP, is retained directly by the Compensation and Talent Management Committee and performs no other services for us.	The Committee regularly reviews succession and talent management.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	47

Executive Compensation
Executive Compensation Best Practices

No Evergreen Provision.
The Company’s 2020 Long-Term Incentive Plan
(“2020 LTIP”) does not contain an “evergreen”
feature pursuant to which the shares authorized
for issuance under the 2020 LTIP can be
automatically replenished.

No Repricing of Stock Options.
Without the prior approval of the Company’s
stockholders, outstanding stock options cannot be
repriced, directly or indirectly, nor may stock options
be cancelled in exchanged for stock options with an
exercise price that is less than the exercise price of
the original stock options.

Clawback Policy.
All awards (and/or any amount received with respect
to such awards) under the Annual Incentive Plan and
the 2020 LTIP are subject to reduction, cancellation,
forfeiture or recoupment to the extent necessary to
comply with applicable law, stock exchange listing
requirements, and the recoupment policy of
the Company.

Minimum Vesting Requirements. Awards granted under the 2020 LTIP will be subject to a minimum vesting period of one year except for 5% of the pool that is available to grant with shorter vesting.

No Dividends on Unearned Awards. The 2020 LTIP prohibits the current payment of dividends or dividend equivalent rights on unearned awards.

No Excessive Perquisites We do not provide excessive perquisites.

No Liberal Share Recycling Provisions.
Shares retained by or delivered to the Company to
pay the exercise price of a stock option or to satisfy
tax withholding obligations in connection with the
exercise, vesting or settlement of an award count
against the number of shares remaining available
under the 2020 LTIP.

No Single-trigger Change of Control Vesting.
If awards granted under the 2020 LTIP are assumed
by the successor entity in connection with a change
of control of the Company, such awards will not
automatically vest and pay out upon the change
of control.

Limitation on Non-employee
Director Compensation.
The 2020 LTIP provides that, with respect to any one
fiscal year, the aggregate compensation that may be
granted or awarded to any one non-employee
director, including all stock awards and cash
payments shall not exceed $600,000, or $900,000 in
the case of a nonemployee Chair of the Board or
Lead Director.

No Gross-Ups. Our executive severance plan does not contain a Section 280G excise tax “gross-up” provision.

Robust Stock Ownership Guidelines. We maintain robust stock ownership guidelines for both officers and directors, which are described later in this CD&A.

No Hedging. We prohibit hedging and limit pledging by the Company’s directors, executive officers and employees.

48	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Executive Compensation
Executive Compensation Decision-Making Process
Roles and Responsibilities
The Compensation and Talent Management Committee engaged Compensation Advisory Partners (“CAP”) to conduct an analysis of the Company’s compensation levels and design for the Chief Executive Officer and the other executive officers of the Company. CAP also provided market context and advice for decisions related to incentives and other compensation practices.
In 2026, the Compensation and Talent Management Committee evaluated the independence of CAP considering SEC rules and NYSE listing standards, which require consideration of the following factors:
•whether any other services are provided to the Company by the consultant;
•the fees paid by the Company as a percentage of the consulting firm’s total revenue;
•the policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest;
•any business or personal relationships between the individual consultants involved in the engagement and a member of the
Compensation and Talent Management Committee;
•any Company stock owned by the individual consultants involved in the engagement; and
•any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement.
The Compensation and Talent Management Committee discussed these considerations and concluded that the engagement of CAP and the services provided to the Compensation and Talent Management Committee by CAP did not raise any conflict of interest and that CAP is independent.
CAP did not provide any services to the Company other than in connection with its engagement by the Compensation and
Talent Management Committee.

Role of Compensation and Talent Management Committee

The Compensation and Talent Management Committee and the Board of Directors are responsible for establishing the CEO’s compensation package.

Role of Independent Consultant
•CAP assisted in reviewing the competitive landscape
for executive talent and structuring the types and
levels of executive compensation for review by the
Compensation and Talent Management Committee.
•CAP was consulted by the Compensation and Talent
Management Committee in determining the
compensation to be awarded to Mr. Lombardi in
2026, and in determining his compensation program
for 2027.

Role of Management
Mr. Lombardi, our Chair, President and Chief Executive
Officer, with the assistance of certain members of senior
management, participated in discussions with, and made
recommendations to, the Compensation and Talent
Management Committee regarding the setting of base
salaries and cash and equity incentive plan
compensation for the other executive officers.
Mr. Lombardi was assisted by certain members of senior
management and CAP in reviewing the competitive
landscape for executive talent and structuring the types
and levels of executive compensation for review by the
Compensation and Talent Management Committee.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	49

Executive Compensation
Compensation Review and Competitive Analysis
As part of its evaluation of the Company’s compensation packages, CAP recommended a group of peer companies that reflect the Company’s business model, as well as being within a reasonable range of the Company’s revenue, EBITDA, EBITDA margin, and market capitalization. Because our core products are in the over-the-counter and personal care sector, there are relatively few companies like us. As a result, we consider companies with strong brands and similar business models as comparable peers as well as select companies in the Pharmaceutical space. In addition, given our operating model and high margins, we consider strong EBITDA performance to be an important metric in selecting our peers.
In determining compensation for 2026, the Compensation and Talent Management Committee reviewed and considered market data provided to it by CAP related to individual pay components (salary and target annual bonus opportunity), total cash compensation, long-term incentive target grant values, and total direct compensation, at the 25th percentile, median, and
75th percentile of the peer group. The Compensation and Talent Management Committee intends compensation to approximate the median level of compensation offered to similarly situated executive officers at companies in the
Company’s peer group.
The Compensation and Talent Management Committee approved the following peer group:

2026 Peer Group

•Amphastar Pharmaceuticals •B&G Foods Holdings Corp. •Church & Dwight Co. •Energizer Holdings, Inc. •Helen of Troy Limited •BellRing Brands, Inc. •USANA Health Sciences, Inc. •Utz Brands	•Pacira BioSciences, Inc. •Calavo Growers Inc. •Edgewell Personal Care Company •Hain Celestial Group, Inc. •Spectrum Brands Holdings Inc. •Simply Good Foods Company •Corcept Therapeutics Incorporated

For 2026 compensation benchmarking, the Compensation and Talent Management Committee removed Jazz Pharmaceuticals
(revenue no longer comparable), Primo Water (merged) and Vista Outdoor (split and acquired) and added Spectrum Brands,
BellRing Brands and Simply Good Foods based on their similar financial profile.
For 2027 compensation planning, the Compensation and Talent Management Committee removed Calavo Growers Inc. as they had been facing operational issues and have since been acquired in May 2026. While market data is an important factor in setting pay, it is not the only factor we consider. For example, an executive officer’s total compensation may be higher or lower than the market median based on the level of responsibility, individual experience and performance in a particular year.
In some situations, we will also use compensation survey data as an additional point of reference for select named executive officers.
2026 NEO Compensation
Base Salary
The Compensation and Talent Management Committee determines the base salary for our executive officers by first reviewing peer group salaries for similarly situated positions and then adjusting such salaries as necessary based on the scope of work, skills, experience, responsibilities, performance and seniority of the executive and the recommendation of the Chief Executive
Officer (except in the case of his own compensation, which is determined by the Compensation and Talent Management
Committee and the Board of Directors). In addition, with respect to promotions and new hires, the Compensation and Talent
Management Committee considers the predecessor’s base salary. The Company views base salary as a fixed component of executive compensation that compensates the executive officer for the daily responsibilities assumed in keeping the Company operating throughout the year. The Compensation and Talent Management Committee reviews executive officers’ salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year. The base salaries paid to our named executive officers during 2026 are set forth in the “Salary” column of the Summary Compensation table later in this
Proxy Statement.

50	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Executive Compensation
In May 2026, the Compensation and Talent Management Committee approved adjustments to base salaries for fiscal 2027 to move each closer to the median of the peer group, as set forth below:

Name	FY2026 Salary	FY2027 Salary	% Increase Effective April 1, 2026*
Mr. Lombardi	$1,000,000	$1,050,000	5%
Ms. Sacco	$715,000	$736,000	3%
Mr. Mekhail	$544,000	$555,000	2%
Mr. P’Pool	$562,000	$579,000	3%
Mr. Zerillo	$381,000	$395,000	3.8%
*Increases approved in May were retroactive to beginning of fiscal year.
Annual Cash Incentive Plan
The Annual Incentive Plan (“AIP”) provides our executive officers with the ability to earn additional cash compensation based on a percentage of base salary and the Company’s performance. The Company views the AIP as a performance-based component of executive compensation that motivates and incentivizes the executive officers to achieve the short-term goals of the Company and our stockholders.
For 2026, the Compensation and Talent Management Committee chose the following as the corporate financial goals for the AIP:

Metric	Definition	Rationale for Selection

AIP net sales (50%)	Total revenues.	Drive consistent top-line growth.

AIP Adjusted EBITDA (50%)
Net income plus depreciation and amortization,
interest expense, integration, transition, purchase
accounting, legal and various other costs associated
with acquisitions and divestitures, tradename
impairment and certain tax adjustments.
Drive stockholder value creation in terms of growth of earnings per share and free cash flow.

Typically, no bonuses are payable under the AIP unless the Company achieves threshold performance for one of the goals set for net sales or Adjusted EBITDA. If the Company achieves both of these threshold goals, then each of our named executive officer’s bonus is subject to a maximum award of 200% of their target bonus based on achievement with respect to the
Company performance factors. The award will be subject to an additional individual performance factor that may be added to and raise the total annual bonus for the executive above 200% of their target bonus up to the maximum of the individual award factor of 20%. The individual performance factor may also decrease payouts by up to 20%.
Payout Formula

Base Salary		Company Performance Factor (0% to 200%)		Individual Performance Factor (+/-20%)		AIP Payout
	×		+		=

The Compensation and Talent Management Committee identified a target bonus, expressed as a percentage of their base salary, for each named executive officer, which for 2026 were as follows:

NEO	Target Bonus (% of Base Salary)
Mr. Lombardi	125%
Ms. Sacco	75%
Mr. Mekhail	60%
Mr. P’Pool	50%
Mr. Zerillo	40%

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	51

Executive Compensation
The following table reflects the 2026 net sales, Adjusted EBITDA and payout levels approved by the Compensation and Talent
Management Committee that correspond to the threshold, target and maximum performance by the Company. The named executive officers earn no payment if performance is below threshold or a payment on a sliding-scale between the minimum
(threshold) amount and the maximum amount, inclusive of the target amount based on the Company’s performance.

Performance Level/Payout (MIL)

Metric	Weighting	Threshold (50%)	Target (100%)	Maximum (200%)	Payout
68%
AIP Net Sales

AIP Adjusted EBITDA

Following the close of the fiscal year, the Compensation and Talent Management Committee assesses the Company’s performance against the pre-determined performance targets and determines the amount, if any, of bonus earned by the executive officers. To be eligible to receive cash incentive compensation, the executive must be employed with the Company at the time payments are made by the Company. Even with a very challenging macroeconomic environment and supply chain disruptions in 2026, our 2026 Net Sales and Adjusted EBITDA for the Company were $1,088.7 million and $353.8 million, respectively. Based on the results of these financial metrics, our named executive officers earned 68% of their target bonus.
While the entire leadership team performed very well in this challenging year, the Compensation and Talent Management
Committee elected to award additional bonus to Mr. Zerillo. When determining the adjustments to individual bonus payouts, the Compensation and Talent Management Committee considered each named executive officers’ achievement against their respective goals. Any adjustments to the payouts are linked to the goals and objectives set for the individual by the CEO or in the case of the CEO, by the Compensation and Talent Management Committee.
The following table reflects each named executive officer’s target bonus and actual payout.

Name	Target Bonus	Company Performance Payout (68% of Target Bonus)	Individual Performance Adjustment	Total Payout
Mr. Lombardi	$1,250,000	$850,000	$0	$850,000
Ms. Sacco	$536,250	$364,650	$0	$364,650
Mr. Mekhail	$326,400	$221,952	$0	$221,952
Mr. P’Pool	$281,000	$191,080	$0	$191,080
Mr. Zerillo	$152,400	$103,632	$7,772	$111,404
The 2026 AIP payouts to our named executive officers also are set forth in the “Non-Equity Incentive Plan Compensation”
column of the Summary Compensation table later in this Proxy Statement.

52	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Executive Compensation
Key achievements by our named executive officers considered by the Compensation and Talent Management Committee for
2026 included:

Name	Individual Performance Highlights	Individual Adjustment

Ronald M. Lombardi
For Mr. Lombardi, our President and Chief Executive Officer, (a) successfully lead the Company through the challenging macroeconomic environment delivering solid financial performance, (b) delivered cash flow of over $245 million, (c) delivered significant debt paydown and significant stock repurchases, (d) completed the acquisition of the Company's key eye care supplier, securing a critical element of the supply chain, and (e) reached agreement to acquire Breathe Right and associated brands, the largest acquisition in Company history, advancing the Company's proven capital deployment strategy.
—%

Christine Sacco
For Ms. Sacco, our Chief Financial Officer & Chief Operating Officer,
(a) helped successfully lead the Company through the challenging macroeconomic environment created by significant supply chain challenges, delivering a solid financial performance, (b) delivered cash flow of over
$245 million, (c) managed significant debt paydown with leverage below targeted level by year end, (d) delivered against significant stock repurchase program, (e) assisted in the acquisition and integration of the Company's key eye care supplier, (f) reached agreement to acquire Breathe Right and associated brands, (g) maintained and strengthened procedures and policies in support of effective controls, and (h) continued enhancements in information management, technology and cybersecurity.
—%

Adel Mekhail
For Mr. Mekhail, our Executive Vice President of Marketing & Sales,
(a) successfully drove North American financial performance in the challenging macroeconomic environment which included significant supply chain challenges, (b) actively managed marketing initiatives and spend to continue to deliver strong sales and profit growth in e-commerce channels, (c) successfully lead margin improvement projects to reduce impact of inflation, and (d) successfully launched several new products extending product lines and growing revenue and profitability.
—%

William C. P’Pool
For Mr. P’Pool, our Senior Vice President, General Counsel and Corporate
Secretary, (a) strong performance in providing legal advice to Company particularly with regard to management of operations in context of the significant supply chain challenges, (b) completed the acquisition of the
Company's key eye care supplier, (c) reached agreement to acquire Breathe
Right and associated brands — the largest acquisition in Company history, (d)
strengthened the organization in terms of business conduct, compliance and control, and (e) managed the legal function to support the Company’s results and secured, protected and defended the Company’s legal rights and interests.
—%

Jeffrey Zerillo
For Mr. Zerillo, our Senior Vice President, Operations, (a) managed the supply chain to minimize disruption to the business despite significant supply chain challenges, (b) made meaningful progress in customer service levels, (c)
effectively delivered productivity and savings above targeted levels, (d)
continued evolution of the Company’s manufacturing partner network capabilities to address supply chain constraints, challenged suppliers and support business growth, and (e) assisted with the acquisition and integration of the Company's key eye care supplier, securing a critical element of the supply chain.
+7.5%

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	53

Executive Compensation
Equity Awards
Executive officers of the Company are eligible to receive annual equity awards under our 2020 LTIP. Awards under the 2020
LTIP tie a significant portion of an executive officer’s long-term compensation directly to stock price appreciation realized by all our stockholders and aligns an executive officer’s interests with those of our stockholders. Under the 2020 LTIP, our executive officers may receive performance stock units and restricted stock units.
Overall Philosophy and Objectives Regarding Equity Awards
The Company views the above-mentioned equity awards as components of executive compensation that motivate and incentivize management to achieve the long-term performance goals (including stock price appreciation) of the Company and our stockholders.
The Compensation and Talent Management Committee believes equity-based incentive compensation aligns executive and stockholder interests because:

The use of multi-year vesting for equity awards encourages executive retention and emphasizes the attainment of long-term performance goals.
Paying a significant portion of
executive compensation with
long-term incentives motivates
and incentivizes the executive
officers to meet the long-term
performance goals set by the
Compensation and Talent
Management Committee.

The executive officers will hold
significant amounts of equity
in the Company as required
by the Company’s Stock
Ownership Guidelines and
will be motivated to increase
stockholder value over the
long-term.

In May 2025, following discussions with CAP and review of the benchmarking data for our executive officers, the Compensation and Talent Management Committee increased target award values for each executive for FY2026 to move each closer to the median of the peer group. Target award values increased, as provided in the table below.

Name	FY2026 Targeted Award Value	% Increase from FY2025
Mr. Lombardi	$4,100,000	2.5
Ms. Sacco	$1,609,000	2.2
Mr. Mekhail	$544,000	3.0
Mr. P’Pool	$562,000	2.9
Mr. Zerillo	$381,000	3.0
For our CEO, the Compensation and Talent Management Committee allocated seventy-five percent (75%) of his targeted equity award value to performance stock units and the remaining twenty-five percent (25%) to restricted stock units. For our other named executive officers, the Compensation and Talent Management Committee allocated sixty percent (60%) of the targeted equity award value to performance stock units, and forty percent (40%) to restricted stock units. In each case, the actual number of stock units granted was determined by dividing the allocated dollar value by the closing price of the
Company’s common stock on the grant date. The 2026 equity grants to our named executive officers are set forth in the
Grants of Plan-Based Awards table later in this Proxy Statement.

54	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Executive Compensation
Vesting Criteria for Equity Awards

Performance Stock Units
•Vest at the end of three years if company achieves pre-established goals relative to cumulative adjusted
EBITDA and cumulative Net Sales (each weighted 50%).
•The actual payout is determined based on the Company’s actual performance aggregated over the three-year period on a sliding-scale between the minimum (threshold) amount and the maximum amount, inclusive of the target amount.
•Participants can earn up to 200% of the target number of shares with exceptional performance.
•If performance is below target, but above threshold, participants can earn 50% of their award.
•If performance is below threshold, participants earn 0% of their award.

Restricted Stock Units •Vest ratably over three years based on service.

For 2026, the Compensation and Talent Management Committee chose the following as the corporate financial goals for the
3-year Performance Stock Units:

Metric	Definition	Rationale for Selection

Cumulative Net Sales
The Company’s cumulative annual
“Net Sales,” as reported in the Company’s
audited financial statements for the 3-year
performance period, adjusted to exclude
divestitures, acquisitions, changes in
accounting policy and other adjustments
deemed appropriate by the Committee.
Drive consistent top-line growth over time.

Cumulative EBITDA
Company’s cumulative reported net
earnings (loss) excluding earnings (loss)
from discontinued operations, net of the
provision (benefit) for income taxes, net of
interest income and expense, net of
depreciation and amortization. EBITDA for
the 3-year performance period is adjusted
to exclude divestitures, acquisitions, costs
associated with integration, transition,
purchase accounting, impairment charges,
changes in accounting policy and other
adjustments deemed appropriate by
the Committee.
Drive stockholder value creation in terms of growth of earnings per share and free cash flow.

We utilize the same metrics in our annual incentive and PSU program, though they are over different timeframes. The
Committee regularly reviews what metrics align most closely with our business strategy and considers potential alternatives.
Management along with the Committee continue to believe Net Sales and EBITDA, are the metrics that drive value for our business and provide line-of-sight to participants.
Treatment Upon Retirement. The Compensation and Talent Management Committee approved a “Rule of 62” policy for long-term equity awards granted in 2019 and beyond. Pursuant to the “Rule of 62,” if an employee retires from the Company with at least five years of service and a total of age and years of service at retirement equal to or greater than 62, then his or her outstanding awards will vest, based on actual company performance at the end of the 3-year performance period in the case of performance units, and in each case prorated based upon the employee’s length of employment during the vesting or performance period, as applicable. In each case the employee must give at least six months’ notice prior to retirement.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	55

Executive Compensation
Severance and Change in Control Provisions. All unvested equity awards that are assumed in connection with a change of control vest only after both the change in control event and the employee’s subsequent termination, or if the original vesting criteria is met. In the case of awards that are not assumed in connection with the change in control, such unvested equity awards will vest on the change in control.
For additional information regarding severance and change-in-control payments that the Company may be obligated to pay to a named executive officer in the future due to the termination of his employment pursuant to the Company’s Executive
Severance Plan, please see the sections titled “Executive Compensation and Other Matters — Potential Payments Upon
Termination or Change in Control,” “Executive Compensation and Other Matters — Employment Agreements” and “Executive
Compensation and Other Matters — Additional Vesting Provisions” contained elsewhere in this Proxy Statement.
Deferral Option. Senior executives may elect to defer settlement of shares until a date set by the executive prior to the LTIP award grant. Equity awards will continue to vest pursuant to the terms of the award agreements but the Company will defer issuing shares until the date set by the executive. Vested but unissued shares will count toward the executive’s stock ownership requirements.
May 2023 Performance Stock Unit Award Payout
The May 2023 performance stock unit grant resulted in a payout of 70% for the three-year performance period FY 2024-2026 as set out below:

	Weighting	Threshold	Target	Maximum	Performance Multiplier
70%
3-Year Cumulative Sales

3-Year Cumulative EBITDA

The Performance Multiplier resulted in the distribution of 39,904 shares to Mr. Lombardi, 4,927 shares to Ms. Sacco, 2,464 shares to Mr. Mekhail, 2,562 shares to Mr. P’Pool and 1,725 shares to Mr. Zerillo from their May 2023 performance stock unit grants.
Although the Company incurred numerous unanticipated financial impacts and other volatility resulting from the macroeconomic environment especially significant supply chain issues, no adjustments were factored into the performance stock unit grant payout for fiscal year 2026 results. Please refer to Appendix A for a reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net
Income used to determine our May 2023 Performance Grant Payout.

56	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Executive Compensation
Compensation Policies and Governance Practices
Stock Ownership Guidelines
The Board of Directors adopted Stock Ownership Guidelines for the directors and executive officers of the Company to align their interests with the Company’s stockholders. Each person subject to the Stock Ownership Guidelines is expected to be fully compliant with the guidelines by the date of the first annual meeting of Stockholders following the fifth anniversary of the date of employment as an executive officer of the Company or, for directors, the date of election to the Board.
The Stock Ownership Guidelines are summarized as follows:

Office	Value of Stockholdings Required to be Owned
Non-Employee Director	5x Annual Retainer
Chief Executive Officer	5x Annual Salary
Chief Financial Officer	3x Annual Salary
Other NEOs	2x Annual Salary	Varies

What counts toward stock ownership requirement
•shares of the Company purchased on the open market or in privately negotiated transactions;
•shares of the Company acquired by inheritance or gift or held by immediate family members or in trust for the benefit of the employee or family member;
•after-tax shares of the Company acquired through vested restricted stock units and performance stock units;
•60% of vested options to the extent in-the-money — reflecting the approximate after-tax value of those shares;
•60% of unvested restricted stock units and performance stock units that cliff vest, prorated to the extent full years of completed service or periods of performance, as applicable, at current projected performance multiple — reflecting the approximate after-tax value of those shares; and
•100% of vested but deferred/unissued shares.

Compliance Status All directors and executives are in compliance with the guidelines or are within the five-year transition period.
What does not count toward stock ownership requirement
•unvested restricted stock and restricted stock units, except as provided above;
•unvested stock options; and
•vested but not “in-the-money” stock options.

If a director or executive is below the ownership requirement, until the specified level is met, the director or officer will be required to retain 50 percent of the net, after-tax value of any equity received from the Company’s equity plan until the individual meets the guideline. The CEO currently exceeds his guideline by more than three times the holding requirement.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	57

Executive Compensation
Equity Grant Timing
Other than in exceptional cases, such as promotions or new hires, long-term incentive awards are generally granted in the first quarter of the fiscal year (April through June), at the time when salary levels and short-term incentive programs for the new fiscal year are determined. Our CEO recommends to the Compensation and Talent Management Committee the amount to be awarded to each NEO (other than our CEO). The Compensation and Talent Management Committee considers the equity awards for executive officers based in part upon benchmarked data from our peer group provided by CAP, as well as other factors, such as the officers’ individual performance and current dilution rates. In determining the awards to our CEO, the
Compensation and Talent Management Committee, without input from our CEO or other members of management, considers the performance of our Company, returns to stockholders, effectiveness of our CEO’s leadership, as well as benchmarked data and input from CAP. All NEO awards consist of performance stock units (PSUs) and restricted stock units and are valued at the market closing price on the day of grant. No stock options are awarded to our NEOs. The Compensation and Talent
Management Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Clawback Policy
Pursuant to the Company’s Clawback Policy, in the event that the Company is required to restate its financial statements due to material non-compliance with any financial reporting requirement under the U.S. federal securities laws, the Company will, subject to the terms of the Clawback Policy, recover from executive officers any incentive-based compensation that was paid to or received by, or is to be paid to, executive officers for the three years immediately preceding the period for which the
Company is required to restate its financial statements, insofar as such incentive compensation is a result of errors within the financial statements that are required to be restated. The amount of the incentive-based compensation that the Company will seek to recover is the difference between the amount of the incentive-based compensation received by executive officers based on the erroneous financial statements and the amount of incentive-based compensation that would have been paid to executive officers based on the financial statements as restated. Notwithstanding the foregoing, the Company is not obligated to pursue any recovery if the Board of Directors or applicable committee determines that the expected cost of recovery will exceed the amount to be recovered.
Policy Against Hedging and Pledging of Company Stock
The Company’s Insider Trading Policy prohibits hedging and limits any pledging by the Company’s directors, executive officers and employees.
Compensation and Talent Committee Report
This Compensation and Talent Management Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the
“Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act.
The Compensation and Talent Management Committee has reviewed and discussed the Compensation Discussion and
Analysis with management. Based on its review and discussions of the Compensation Discussion and Analysis with management, the Compensation and Talent Management Committee recommended to the Board of Directors that the
Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual
Report on Form 10-K for 2026.
MEMBERS OF THE 2026 COMPENSATION AND TALENT MANAGEMENT COMMITTEE
Dawn M. Zier (Chair)
John E. Byom
Celeste A. Clark
John F. Kelly

58	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Executive Compensation
Executive Compensation Tables
Summary Compensation Table
The following table includes information regarding the compensation paid or awarded to the named executive officers listed below during our fiscal years ended March 31, 2026, 2025 and 2024. We have no applicable qualified pension or deferred compensation plans and, therefore, have omitted the column regarding compensation under such plans.

	Fiscal	Salary	Bonus	Stock Awards(1)		Non-Equity Incentive Plan Compensation(2)	All Other Compensation		Total
Ronald M. Lombardi Chair, President, and Chief Executive Officer	2026	1,003,564		4,099,959		850,000	51,024	(3)	6,004,547
	2025	1,003,564		4,000,008		1,134,000	55,447	(3)	6,193,019
	2024	1,002,632		3,700,034		1,012,000	48,467	(3)	5,763,133
Christine Sacco Chief Financial Officer and Chief Operating Officer	2026	716,242		1,608,733		364,650	24,203	(4)	2,713,828
	2025	658,904		2,635,065	(6)	595,298	16,334	(5)	3,905,601
	2024	625,809		1,029,965		330,000	15,075	(5)	2,000,849
Adel Mekhail Executive Vice President, Sales and Marketing	2026	548,549		543,934		221,952	15,908	(5)	1,330,343
	2025	533,499		528,047		312,365	15,693	(5)	1,389,604
	2024	516,583		515,013		271,920	15,018	(5)	1,318,534
William C. P’Pool Senior Vice President, General Counsel and Corporate Secretary	2026	565,565		562,024		191,080	13,923	(5)	1,332,592
	2025	548,638		546,021		296,096	15,705	(5)	1,406,460
	2024	532,321		540,014		256,520	15,030	(5)	1,343,885
Jeffrey Zerillo Senior Vice President, Operations	2026	384,227		381,044		111,404	15,908	(5)	892,583
	2025	372,607		369,982		145,928	12,735	(5)	901,252
	2024	362,448		360,009		126,720	13,750	(5)	862,927
(1)Reflects the grant date fair value of restricted stock unit awards and performance stock unit awards, determined in accordance with FASB
ASC Topic 718. The fair value of the restricted stock unit awards and performance stock unit awards is based on the market value of the
Company’s common stock on the grant date. The grant date value of the performance stock unit awards was computed by multiplying (i)
the target number of performance stock units awarded to each named executive officer, which was the assumed probable outcome as of the grant date, by (ii) the grant date fair value used for financial reporting purposes. Assuming, instead, that the highest level of performance would be achieved, the grant date fair values of the performance stock units would have been as follows: Mr. Lombardi
$5,550,021 (2024), $6,000,012 (2025) and $6,149,980 (2026); Ms. Sacco $1,235,958 (2024), $1,272,069 (2025) and $1,930,447 (2026);
Mr. Mekhail $618,041 (2024), $633,656 (2025) and $652,721 (2026); Mr. P’Pool $648,042 (2024), $655,198 (2025) and $674,461 (2026);
and Mr. Zerillo $431,987 (2024), $443,979 (2025) and $457,220 (2026).
(2)Reflects annual cash incentive awards, which are accrued and reflected in the Summary Compensation table for the fiscal year in which earned but are paid promptly after the completion of the audit of the Company’s financial statements for such fiscal year.
(3)Reflects a matching contribution by the Company on Mr. Lombardi’s behalf to the Company’s 401(k) plan $15,750 (2026) and expenses related to the use of corporate housing leased by the Company in the amount of $ 35,274 (2026). The aggregate incremental cost to the
Company of providing the corporate housing is based on the actual cost of the lease and utilities for the fiscal year.
(4)Reflects a matching contribution by the Company on the named executive officer’s behalf to the Company’s 401(k) plan and the cost of an executive physical.
(5)Reflects a matching contribution by the Company on the named executive officer’s behalf to the Company’s 401(k) plan.
(6)For 2025, in addition to Ms. Sacco’s annual target long-term incentive award, reflects a one-time retention award of restricted stock units which cliff vest after four years granted upon Ms. Sacco’s promotion to Chief Operating Officer, in addition to her role as Chief Financial
Officer in the amount of $1,575,055.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	59

Executive Compensation
Grants of Plan-Based Awards in 2026
The following Grants of Plan-Based Awards table provides additional information regarding non-equity and equity incentive plan awards granted to the named executive officers during 2026. The non-equity incentive plan awards were granted pursuant to the 2026 AIP and the equity incentive plan awards were granted pursuant to 2020 LTIP. The equity incentive plan awards were comprised of performance stock units and restricted stock units.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares or Stock Units (#)(3)	Grant Date Fair Value of Stock Awards (#)(4)
Name		Threshold	Target	Maximum	Threshold	Target (#)	Maximum (#)
Mr. Lombardi		625,000	1,250,000	2,500,000
	5/5/2025							12,352	1,024,969
	5/5/2025				18,529	37,057	74,114		3,074,990
Ms. Sacco		268,125	536,250	1,072,500
	5/5/2025							7,755	643,510
	5/5/2025				5,816	11,632	23,264		965,223
Mr. Mekhail		163,200	326,400	652,800
	5/5/2025							2,622	217,574
	5/5/2025				1,967	3,933	7,866		326,360
Mr. P’Pool		140,500	281,000	562,000
	5/5/2025							2,709	224,793
	5/5/2025				2,032	4,064	8,128		337,231
Mr. Zerillo		76,200	152,400	304,800
	5/5/2025							1,837	152,434
	5/5/2025				1,378	2,755	5,510		228,610
(1)Reflects threshold, target, and maximum opportunities for annual incentive plan awards, as described in further detail in the
“Compensation Discussion and Analysis.”
(2)Reflects performance stock units, which may be earned based on the achievement of 3-year cumulative adjusted sales and EBITDA targets, as described in further detail in the “Compensation Discussion and Analysis.”
(3)Reflects restricted stock units, which vest in three equal annual installments commencing on the first anniversary of the date of grant for the restricted stock units.
(4)Reflects the grant date fair value of the performance stock units and restricted stock units, determined in accordance with FASB ASC
Topic 718.

60	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Executive Compensation
Outstanding Equity Awards at 2026 Fiscal Year-End
The following table summarizes the equity awards granted to the named executive officers that were outstanding as of
March 31, 2026.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)
Mr. Lombardi							12,352	(11)	732,103	37,057	(14)	2,196,368
							9,532	(9)	564,962	42,894	(13)	2,542,327
							4,995	(8)	296,054
							31,468	(12)	1,865,108
Ms. Sacco							7,755	(11)	459,639	11,632	(14)	689,429
							21,136	(10)	1,252,731
							4,042	(9)	239,569	9,094	(13)	539,001
	17,050	(7)	0	(7)	54.47	5/2/2032	2,225	(8)	131,876
	21,930	(6)	0	(6)	44.33	5/3/2031	7,008	(12)	415,364
	20,604	(5)	0	(5)	39.98	5/4/2030
Mr. Mekhail							2,622	(11)	155,406	3,933	(14)	233,109
							2,014	(9)	119,370	4,530	(13)	268,493
	2,842	(7)	0	(7)	54.47	5/2/2032	1,113	(8)	65,968
							3,505	(12)	207,741
Mr. P’Pool							2,709	(11)	160,562	4,064	(14)	240,873
							2,082	(9)	123,400	4,684	(13)	277,621
	8,195	(7)	0	(7)	54.47	5/2/2032	1,167	(8)	69,168
	11,496	(6)	0	(6)	44.33	5/3/2031	3,675	(12)	217,817
	6,333	(2)	0	(2)	56.11	5/8/2027
Mr. Zerillo							1,837	(11)	108,879	2,755	(14)	163,289
							1,411	(9)	83,630	3,174	(13)	188,123
	5,516	(7)	0	(7)	54.47	5/2/2032	778	(8)	46,112
	7,802	(6)	0	(6)	44.33	5/3/2031	2,450	(12)	145,212
	8,399	(5)	0	(5)	39.98	5/4/2030
	10,063	(4)	0	(4)	30.56	5/6/2029
	10,078	(3)	0	(3)	29.46	5/7/2028
(1)Reflects the value of restricted stock units or performance stock units, which was calculated using $59.27 per share, the closing price of the Company’s common stock on the NYSE on March 31, 2026.
(2)Reflects stock options granted to the named executive officer on May 8, 2017, which vested in approximately three equal installments on
May 8, 2018, 2019 and 2020.
(3)Reflects stock options granted to the named executive officer on May 7, 2018, which vested in approximately three equal installments on
May 7, 2019, 2020 and 2021.
(4)Reflects stock options granted to the named executive officer on May 6, 2019, which vested in approximately three equal installments on
May 6, 2020, 2021 and 2022.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	61

Executive Compensation
(5)Reflects stock options granted to the named executive officer on May 4, 2020, which vest in approximately three equal installments on
May 4, 2021, 2022 and 2023.
(6)Reflects stock options granted to the named executive officer on May 3, 2021, which vested in approximately three equal installments on
May 3, 2022, 2023 and 2024.
(7)Reflects stock options granted to the named executive officer on May 2, 2022, which vested in approximately three equal installments on
May 2, 2023, 2024 and 2025.
(8)Reflects restricted stock units granted to the named executive officer on May 2, 2023, which vested in approximately three equal installments on May 2, 2024, 2025 and 2026.
(9)Reflects restricted stock units granted to the named executive officer on May 7, 2024, which vest in approximately three equal installments on May 7, 2025, 2026 and 2027.
(10)Reflects restricted stock units granted to the named executive officer on January 6, 2025, which vest on January 6, 2029.
(11)Reflects restricted stock units granted to the named executive officer on May 5, 2025, which vest in approximately three equal installments on May 5, 2026, 2027 and 2028.
(12)Reflects performance stock units granted to the named executive officer on May 2, 2023, which vested on May 4, 2026 based on achievement of goals related to 3-year cumulative net sales and EBITDA, as described in further detail under “Compensation Discussion and Analysis”.
(13)Reflects performance stock units granted to the named executive officer on May 7, 2024, which are eligible to vest on May 7, 2027 based on achievement of goals related to adjusted 3-year cumulative net sales and EBITDA, as described in further detail under “Compensation
Discussion and Analysis”. The number of performance stock units reported reflects an assumed level of achievement of fiscal 2024-2026 performance goals based on the Company’s performance as of March 31, 2026.
(14)Reflects performance stock units granted to the named executive officer on May 5, 2025, which are eligible to vest on May 5, 2028 based on achievement of goals related to adjusted 3-year cumulative net sales and EBITDA, as described in further detail under “Compensation
Discussion and Analysis”. The number of performance stock units reported reflects an assumed level of target achievement of fiscal
2025-2027 performance goals based on the Company’s performance as of March 31, 2026.
2026 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Mr. Lombardi	—	—	55,173	4,583,482
Ms. Sacco	—	—	11,212	932,361
Mr. Mekhail	—	—	5,602	465,854
Mr. P’Pool	—	—	5,830	484,834
Mr. Zerillo	—	—	3,922	326,146
(1)Reflects the number of shares underlying the exercised options multiplied by the difference between the fair market value of the underlying shares on the exercise date and the exercise price of the option.
(2)Reflects the quoted market value of the underlying shares on the applicable vesting dates multiplied by the number of shares vested.
Potential Payments upon Termination or Change in Control
Employment Agreements
The Compensation and Talent Management Committee approved the Prestige Consumer Healthcare Inc. Executive
Severance Plan (“ESP”), to transition away from individual agreements with our executive officers.
Overview of the Amended and Restated Executive Severance Plan
Pursuant to the terms of the plan, the Compensation and Talent Management Committee will, in its sole discretion, select eligible employees for participation in the and designate such employees as Tier One or Tier Two participants, subject to timely execution of a participation letter agreement. Pursuant to the terms of the letter agreement, the participants will agree to be

62	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Executive Compensation
bound by the terms and conditions of the executive severance plan and the letter agreement. The Compensation and Talent
Management Committee designated Mr. Lombardi as a Tier One participant and certain other executive officers as Tier Two participants, including Messrs. Mekhail, P’Pool and Zerillo and Ms. Sacco.
The executive severance plan provides for the payment of severance and other benefits to participants in the event of their termination of employment by the Company without cause or resignation for good reason, each as defined in the executive severance plan.
In the event of a termination of employment by the Company without cause or resignation for good reason prior to a change in control, the executive severance plan provides the following payments and benefits to the participant:
•a prorated annual incentive payment in respect of the participant’s service during the fiscal year in which his or her date of termination occurred based on actual performance results for such fiscal year;
•severance equal to a multiple (1.5, in the case of a Tier One participant, and 1, in the case of a Tier Two participant), of the sum of the participant’s annual base salary plus his or her target annual incentive, payable over a period of twelve months, in accordance with the Company’s regular payroll practices; and
•payment of COBRA premiums for a period of twelve months.
In the event of a termination of employment by the Company without cause or resignation for good reason upon or within
24 months following a change in control, the executive severance plan provides the following payments and benefits to the participant:
•a prorated annual incentive payment in respect of the participant’s service during the fiscal year in which his or her date of termination occurred based on actual performance results for such fiscal year;
•severance equal to a multiple (2.5, in the case of a Tier One participant, and 2, in the case of a Tier Two participant), of the sum of the participant’s annual base salary plus his or her target annual incentive, payable in a lump sum upon termination; and
•payment of COBRA premiums for a period of eighteen months;
•and (iv) outplacement services suitable to participant’s position.
The executive severance plan provides that in the event that the payments described above would, if paid, be subject to excise taxes that may be imposed on excess parachute payments under Section 4999 of the Internal Revenue Code of 1986, as amended, then the payments will be reduced to the extent necessary so that no portion of the payments is subject to the excise tax, provided that net amount of the reduced payments, after giving effect to income tax consequences, is greater than or equal to the net amount of the payments without such reduction, after giving effect to the excise tax and income tax consequences.
In order to be entitled to severance payments and benefits, the participant will be required to comply with the terms and conditions of the executive severance plan and the letter agreement, including, without limitation, a requirement to execute a release and waiver of all claims in favor of the Company and comply with certain post-employment covenants, including a confidentiality covenant and a covenant not to compete with the Company or solicit the Company’s employees for eighteen months, in the case of a Tier One participant, or twelve months, in the case of a Tier Two participant, following termination of employment.
The Compensation and Talent Management Committee may amend or terminate the executive severance plan at any time;
provided that:
•no such action may impair the rights of a participant who previously has incurred a Qualifying Termination without his or her consent; and
•the executive severance plan may not be terminated or amended after a change in control of the Company in any manner that would adversely affect the benefits available to any participant in the executive severance plan.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	63

Executive Compensation
Special Vesting Provisions for Equity Awards
Our 2020 LTIP provides that the Compensation and Talent Management Committee may, at its discretion, decide to vest the unvested portion of a grantee’s restricted stock units or stock option award if a grantee’s employment is terminated due to death, disability or retirement. In connection with a change of control event, unvested equity awards are treated as follows:
•If (i) a change in control occurs while the employee is employed by us, and (ii) the equity award is not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, then the equity award will become fully-vested as of the date of the change in control.
•If (i) a change in control occurs while the employee is employed by us, and (ii) the equity award is assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by our
Board, then the equity award will become fully-vested if within twenty- four (24) months following the change in control, the participant’s employment is terminated by the Company other than for cause, disability or death or the participant resigns for good reason (as such terms are defined in the applicable award agreement).
Also, as discussed earlier in this CD&A:
•The Compensation and Talent Management Committee approved a “Rule of 62” policy, pursuant to which an employee’s outstanding time-based equity awards will vest, based on actual performance at the end of the 3-year performance period in the case of performance stock units, and in each case prorated based upon the employee’s length of employment during the vesting or performance period, as applicable, in the event he or she with at least six months’ notice retires from the
Company with at least five years of service and a total of age and years of service at retirement equal to or greater than 62.
•Senior executives may elect to defer settlement of shares until a date set by the executive prior to the LTIP award grant or until six months after termination of employment with the Company. Equity awards will continue to vest pursuant to the terms of the award agreements, but the Company will defer issuing shares until the date set by the executive. Vested but unissued shares will count toward the executive’s stock ownership requirements.
Summary of Potential Payments upon Termination or Change
in Control
As described above, each of our named executive officers is entitled to certain benefits in the event his or her employment is terminated under specified circumstances. Circumstances which would trigger payments and/or other benefits to our named executive officers include termination of employment by the Company without cause, termination by the named executive officer for good reason or a change in control of the Company.
The following table sets forth payments and benefits that may be received by our named executive officers in the event of termination for specified reasons and/or a change in control of the Company.
The following information has been prepared based on the assumption that the named executive officer’s employment terminated, or a change in control of the Company occurred, on March 31, 2026. With respect to the accelerated vesting of equity awards, the value of such acceleration was calculated using $59.27, the closing price of our common stock on
March 31, 2026, the last trading day of fiscal 2026.

Name	Termination by Company Without Cause or Resignation with Good Reason ($)(1)	Death/ Disability ($)(2)	Qualifying Termination in Connection with Change in Control(3)
Mr. Lombardi	$3,400,401	$8,996,238	$14,655,106
Ms. Sacco	$1,266,718	$3,905,597	$6,439,032
Mr. Mekhail	$888,658	$1,139,051	$2,916,367
Mr. P’Pool	$867,243	$1,182,733	$2,917,219
Mr. Zerillo	$558,936	$797,419	$1,915,290
(1)Reflects benefits payable pursuant to the terms and conditions of the executive severance plan (as described in detail above) and assumes that the Compensation and Talent Management Committee does not accelerate the vesting of the unvested portion of the named executive officer’s outstanding equity awards, in which case such unvested awards will be forfeited.

64	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Executive Compensation
(2)Assumes that the Compensation and Talent Management Committee accelerates the vesting of the unvested portion of the named executive officer’s outstanding restricted stock unit awards. Accordingly, the amount shown includes the value of the accelerated vesting of restricted stock units . Per their terms, performance units will remain outstanding and vest on a pro-rata basis based upon actual performance against the pre- established performance criteria (and, therefore, for purposes of this table the value included in this column with respect to outstanding performance units assumes threshold performance).
(3)Assumes that the named executive officer had a qualifying termination in connection with a change in control of the Company. In addition to the severance payments to be received in connection with a qualifying termination following a change in control, the amount shown includes the value of the accelerated vesting of performance stock units (based on target performance), restricted stock units and
“in-the-money” stock option awards.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of
Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.
For 2026, our last completed fiscal year, we identified as the median of the annual total compensation of all employees of the
Company (other than our CEO) of $110,232, and the annual total compensation of our CEO, as reported in the Summary
Compensation Table included in this Proxy Statement, was $6,004,547. Based on this information, for 2026, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 54 to 1. For 2026, we identified the median of the annual total compensation of all our employees and determined the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustment and estimates that we used were as follows:
•For 2026, the “median employee” was selected on March 31, 2026. As of March 31, 2026, we had about 890 global employees (full-time, part-time, temporary and seasonal) working at the Company and its consolidated subsidiaries.
•To determine our “median employee” from our 2026 employee population, we used a consistently applied compensation definition and chose total taxable wages before deductions for pre-tax items derived from our payroll records.
•We did not exclude any employees and we did not make any cost-of-living adjustments.
•For employees located outside the United States, we applied a currency adjustment based on the average applicable foreign currency exchange rates for the calendar year 2026.
•We determined that the “median employee” is a full-time hourly employee located in the United States, with taxable wages before deductions for pre-tax items for the 12-month period ending March 31, 2026 in the amount of $110,232.
•With respect to the annual total compensation of the previously identified “median employee,” we calculated the elements of such employee’s compensation for 2026 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $110,232.
•With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column (column (j) of our 2026 Summary Compensation Table included in this Proxy Statement.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	65

Executive Compensation
Pay Versus Performance
The following disclosure is required by SEC rules to provide information about the relationship between executive compensation and the Company’s performance on select financial metrics. The amounts set forth below under the headings
“Compensation Actually Paid to CEO” and “Average Compensation Actually Paid for NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. More information on the Company’s compensation program and decisions for the 2026 performance year can be found in the Compensation Discussion and Analysis.
PAY VERSUS PERFORMANCE TABLE

The following table sets forth information regarding the Company’s Compensation Actually Paid and certain other Company financial information for fiscal years 2026, 2025, 2024, 2023 and 2022.

			Average Summary Compensation Table Total for Non-CEO NEOs(1)(3)	Average Compensation Actually Paid to Non-CEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)			Total Shareholder Return(4)	Peer Group Total Shareholder Return(4)(5)	Net Income (In Millions)(6)	Adjusted EBITDA (In Millions)(7)
2026	$6,004,547	$825,503	$1,567,337	$543,905	$134.39	$69.99	$190.3	$353.8
2025	$6,193,019	$7,579,182	$1,900,729	$2,222,505	$194.96	$114.03	$214.6	$374.5
2024	$5,763,133	$9,714,056	$1,381,549	$1,689,898	$164.57	$99.82	$209.3	$373.9
2023	$5,583,109	$9,544,538	$1,348,444	$1,900,028	$142.06	$87.94	$(82.3)	$378.1
2022	$6,031,517	$9,906,721	$1,507,548	$2,034,984	$120.10	$100.09	$205.4	$367.7
(1)Represents the total compensation for Mr. Lombardi, our CEO, and the average total compensation for our non-CEO NEOs from the
Summary Compensation Table for 2026, 2025, 2024, 2023, and 2022.
(2)Represents the total compensation from the Summary Compensation Table for our CEO and the average total compensation for our non-CEO NEOs during 2026, 2025, 2024, 2023, and 2022 as adjusted to reflect changes in the fair value of outstanding stock and option awards in accordance with Item 402(v) of Regulation S-K. The table shown on the following page details the adjustments.
(3)Our non-CEO NEOs include the following individuals for each of 2026, 2025, 2024, 2023, and 2022: Messrs. Mekhail, P’Pool, Zerillo and
Ms. Sacco.
(4)Total Shareholder Return for each fiscal year assumes $100 was invested at the close of March 31, 2021 in the Company and the Peer
Group and that any dividends were reinvested when and as paid.
(5)The Peer Group reflects the Company’s peer group that is used for purposes of compensation benchmarking, as defined in the
Compensation Discussion and Analysis. This peer group was changed for 2026 to exclude Jazz Pharmaceuticals, whose revenue size was no longer comparable, Primo Water, which became too large on a revenue basis following a merger, and Vista Outdoor, which was split and later acquired. Spectrum Brands, BellRing Brands, and Simply Good Foods were added as replacements based on their similar financial profile. The Peer Group Total Shareholder Return with respect to the former peer group is $97.76, $84.03, $87.82, $104.52 and
$78.16, for 2022, 2023, 2024, 2025 and 2026, respectively.
(6)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(7)Represents the most important financial performance measure not otherwise reported in the above table that is used by the Company to link actual compensation paid during the most recent fiscal year to the Company’s performance, as required pursuant to Item 402(v) of
Regulation S-K. Adjusted EBITDA is defined as net income plus depreciation and amortization, interest expense, integration, transition, purchase accounting, legal and various other costs associated with acquisitions and divestitures, trade name impairment and certain tax adjustments. This metric and definition is consistent with Adjusted EBITDA used in the Annual Incentive Plan, as described in the
Compensation Discussion and Analysis. Please refer to Appendix A for a reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net Income.

66	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Executive Compensation

Reconciliation of Summary Compensation Totals and Compensation Actually Paid	2026		2025		2024		2023		2022
	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs
Summary Compensation Table Total	$6,004,547	$1,567,337	$6,193,019	$1,900,729	$5,763,133	$1,381,549	$5,583,109	$1,348,444	$6,031,517	$1,507,548
- Stock and Option Awards(a)	$4,099,959	$773,934	$4,000,008	$1,019,779	$3,700,034	$611,250	$3,600,031	$592,510	$3,299,970	$565,266
+Year End Fair Value of Equity Awards Granted in the Applicable Year	$2,928,471	$552,796	$4,916,796	$1,223,761	$4,349,174	$718,489	$4,139,342	$718,300	$3,940,907	$735,436
+Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End	$(3,926,725)	$(784,467)	$711,382	$151,828	$3,372,800	$274,980	$3,171,807	$365,822	$3,085,508	$315,689
+Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$(80,832)	$(17,828)	$(242,007)	$(34,034)	$(71,018)	$(73,869)	$250,311	$59,972	$148,759	$41,577
Compensation Actually Paid	$825,503	$543,905	$7,579,182	$2,222,505	$9,714,056	$1,689,898	$9,544,538	$1,900,028	$9,906,721	$2,034,984
(a)Represents the aggregate grant date fair value of all equity awards reported in the Stock Awards and Stock Option Awards columns in the
Summary Compensation Table for the applicable year.
(b)Represents the sum of the fair value of all equity awards granted during the covered fiscal year, with financial performance measured at the end of the year plus the change in fair value of unvested awards granted in prior fiscal years, with financial performance measured at the end of the covered fiscal year (or, for awards that vested in the covered fiscal year, as of the vesting date). The valuation methodology used to calculate fair values is consistent with those used at the time of grant.
Pay Versus Performance: Most Important Financial Performance Measures
As required by the SEC’s pay-versus-performance disclosure rules, the following table provides an unranked list of the financial performance measures that, in the Company’s assessment, represent the most important measures used to link compensation actually paid to our named executive officers to Company performance for fiscal 2026.

Most Important Financial Performance Measures
Net Sales
Adjusted EBITDA
Free Cash Flow
We believe Adjusted EBITDA is the financial performance measure that represents the most important link between compensation actually paid to our named executive officers and Company performance for fiscal 2026. Accordingly, Adjusted
EBITDA is the “Company-Selected Measure” required to be disclosed under the SEC’s pay-versus-performance rules. As described in greater detail in the Compensation Discussion and Analysis under “Annual Incentive Plan,” Adjusted EBITDA is used in our Annual Incentive Plan and is indicative of the Company’s profitability and operating performance. We also view
Free Cash Flow as an important measure because it supports our capital allocation strategy.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	67

Executive Compensation
Relationship Between Compensation and Financial Performance
The table below shows the relationship between the compensation actually paid to the CEO and average non-CEO NEOs relative to net income and adjusted EBITDA for 2026, 2025, 2024, 2023, and 2022.
PAY VS NET INCOME AND ADJUSTED EBITDA

¢	Compensation Actually Paid to CEO	¢	Average Compensation Actually Paid to Non-CEO NEOs
	Prestige Net Income		Prestige Adjusted EBITDA
The table below shows the relationship between the compensation actually paid to the CEO and average non-CEO NEOs relative to Total Shareholder Return for Prestige and the peer group for 2026, 2025, 2024, 2023, and 2022.
PAY VS TSR

¢	Compensation Actually Paid to CEO	¢	Average Compensation Actually Paid to Non-CEO NEOs
	Prestige Total Shareholder Return		Peer Group Total Shareholder Return

68	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

AUDIT MATTERS

PROPOSAL 3: Ratification of Appointment of the Independent Registered Public Accounting Firm

Who has the Audit and Finance Committee selected as the Company’s independent accounting firm for fiscal 2027?
The Audit and Finance Committee has reappointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Company’s financial statements and evaluate its systems of internal control over financial reporting for fiscal 2027. However, the Audit and Finance Committee may, in its discretion, decide to engage another independent registered public accounting firm as the Company’s auditor for fiscal 2027.
Is stockholder approval required for the appointment of an independent accounting firm for 2027?
Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit and Finance Committee will reconsider the appointment; however, the Audit and Finance Committee may, in its discretion, still direct the appointment of PricewaterhouseCoopers LLP.
Likewise, stockholder ratification of the selection of PricewaterhouseCoopers LLP would not prevent the Audit and Finance
Committee, in its discretion, from selecting and engaging another independent registered public accounting firm.
Will representatives of PricewaterhouseCoopers LLP attend the Annual Meeting?
Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, either in person or by videoconference or by telephone, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
Has the Audit and Finance Committee determined PricewaterhouseCoopers LLP’s independence from the Company?
The Audit and Finance Committee has considered the relationships with and the non-audit services provided by
PricewaterhouseCoopers LLP and determined that the such relationships and the provision of such services had no effect on PricewaterhouseCoopers LLP’s independence from the Company.
How many votes are needed to ratify the appointment of our independent accounting firm for 2027?
Approval of the proposal to ratify the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the shares present and voting, in person or represented by proxy, at the Annual Meeting and entitled to vote on the proposal.
What Does the Board of Directors Recommend?

The Board recommends that you vote FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2027.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	69

Audit Matters
Selection and Engagement of Auditors
The Audit and Finance Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace the
Company’s independent registered public accounting firm and, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. Although the Audit and Finance
Committee has the sole authority to appoint the independent auditors, the Board submits its selection to our shareholders for ratification as a matter of good corporate governance. In addition to the benefits of a long-term engagement, the Audit and
Finance Committee considers many factors when selecting the independent registered public accounting firm, including:

The quality and efficiency of services through global capabilities offered by the independent registered public accounting firm	The appropriateness of the independent registered public accounting firm’s fees	The quality and candor of communications between the independent registered public accounting firm and the Audit and Finance Committee and management
Audit and Non-Audit Fees
For fiscal 2026 and 2025, the following fees were billed by PricewaterhouseCoopers LLP to the Company for the indicated services:

	2026	2025
Audit Fees	$1,884,669	$1,643,367
Audit Related Fees	8,548	6,257
Tax Fees	151,563	183,630
All Other Fees	2,168	—
Total Independent Accountant’s Fees	$2,046,948	$1,833,254
Audit Fees. Consisted of fees billed for professional services rendered for (i) the audit of our consolidated financial statements and internal control over financial reporting; (ii) the review of the interim consolidated financial statements included in quarterly reports; and (iii) the services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements. Audit fees for 2026 include additional audit procedures for an acquisition.
Audit-Related Fees. For 2026 and 2025, consisted of fees billed for assistance with compilation of statutory financial statements.
Tax Fees. Consisted of fees billed for professional services for tax compliance, tax advice and tax planning. These services included assistance regarding federal, state and international tax compliance, customs and duties and tax planning.
All Other Fees. For 2026, consisted of fees for licensing software for accounting research.
Pre-Approval of Audit and Non-Audit Services
The Audit and Finance Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit and Finance Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. The Audit and Finance Committee may also pre-approve particular services on a case-by-case basis. During fiscal 2026, all audit and non-audit services were approved in accordance with the Audit and Finance
Committee’s pre-approval policy.

70	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Audit Matters
Report of the Audit and Finance Committee
This Audit and Finance Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under the
Securities Act or the Exchange Act.
What is the Audit and Finance Committee and are its members “independent”?
The Audit and Finance Committee is composed of four directors appointed by the Board of Directors, all of whom are independent from the Company and its management as independence for audit committee members is defined in the NYSE listing standards and Rule 10A-3 under the Exchange Act. The Audit and Finance Committee operates under a written charter adopted by the
Board of Directors, which is available at the “Investors” tab on our website at www.prestigeconsumerhealthcare.com and is also available in print to any stockholder or other interested party who makes a written request to the Company’s Corporate Secretary.
The primary function of the Audit and Finance Committee is to assist the Board of Directors in its oversight and monitoring of our financial reporting and audit process, our system of internal control, our risk assessment process (including with respect to cyber risk and privacy) and our process for monitoring compliance with laws, regulations and policies. The Audit and Finance Committee also recommends to the Board of Directors the selection of the Company’s independent registered public accounting firm.
Are the members of the Audit and Finance Committee “financially literate”?
The members of the Audit and Finance Committee are financially literate as that qualification is interpreted by the Board of
Directors and the NYSE. In addition, the Board has determined that each of Messrs. Byom and D’Arecca and Ms. Zier is an
“audit committee financial expert” as defined by SEC regulations.
What is the relationship between management and the Audit and Finance Committee?
Management has the primary responsibility for establishing and monitoring adequate internal accounting and financial controls, the financial reporting process for preparing financial statements, and compliance with the Company’s legal and ethics programs. PricewaterhouseCoopers LLP is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with auditing standards generally accepted in the United States of America and for issuance of a report thereon.
The Audit and Finance Committee’s responsibility is to monitor and oversee these processes and report its findings to the full
Board of Directors.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	71

Audit Matters
What steps did the Audit and Finance Committee take in recommending that our audited financial statements be included in our annual report?
•The Audit and Finance Committee met and held discussions separately and jointly with each of management and
PricewaterhouseCoopers LLP regarding the Company’s audited consolidated financial statements for fiscal 2026, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and
PricewaterhouseCoopers LLP’s audit of the effectiveness of the Company’s internal control over financial reporting.
•Management represented to the Audit and Finance Committee that the Company’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, on a consistent basis, and the Audit and Finance Committee has reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and PricewaterhouseCoopers LLP. The Audit and
Finance Committee discussed with PricewaterhouseCoopers LLP matters required to be discussed by Public Company
Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, as amended, “Communications with
Audit Committees.”
•The Audit and Finance Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with
PricewaterhouseCoopers LLP their independence. The Audit and Finance Committee also considered whether
PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with maintaining
PricewaterhouseCoopers LLP’s independence from the Company. The Audit and Finance Committee concluded that
PricewaterhouseCoopers LLP is independent from the Company and its management. PricewaterhouseCoopers LLP has been the Company’s independent registered public accounting firm since at least 1999.
Based on its review of the Company’s audited financial statements and the discussions noted above, the Audit and Finance
Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for fiscal
2026 be included in the Company’s Annual Report on Form 10-K for 2026 for filing with the SEC.
MEMBERS OF THE 2026 AUDIT AND FINANCE COMMITTEE
James C. D’Arecca (Chair)
John E. Byom
Sheila A. Hopkins
Dawn M. Zier

72	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

SECURITY OWNERSHIP
INFORMATION

Securities Ownership of Certain Beneficial Owners
and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of
June 10, 2026 by:
•each of our named executive officers;
•each of our directors and nominees for director;
•all directors and executive officers as a group; and
•each person or entity known to us to be the beneficial owner of more than five percent of our outstanding shares of common stock.
Unless otherwise indicated, (i) each person or entity named below has sole voting and investment power with respect to the number of shares set forth opposite his, her or its name; and (ii) the address of each person named in the table below is c/o
Prestige Consumer Healthcare Inc., 660 White Plains Road, Tarrytown, New York 10591.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage(1)
5% or more Stockholders:
BlackRock, Inc.(2)	7,524,587	15.9%
Ariel Investments, LLC(3)	4,102,497	8.7%
Dimensional Fund Advisors LP(4)	2,907,066	6.1%
Vanguard Portfolio Management(5)	2,826,536	6.0%
Vanguard Capital Management(6)	2,454,974	5.2%
Directors and Named Executive Officers:
Ronald M. Lombardi	376,501	*
Adel Mekhail(7)	21,776	*
William C. P’Pool(8)	51,003	*
Christine Sacco(9)	95,829	*
Jeffrey Zerillo(10)	61,107	*
John E. Byom	49,500	*
Celeste A. Clark	11,436	*
James C. D’Arecca	4,497	*
Sheila A. Hopkins	28,029	*
John F. Kelly	2,757	*
Dawn M. Zier	14,439	*
All directors and executive officers as a group (11 persons)(11)	716,874	1.5%
*Denotes less than one percent.
(1)Percent is based on 47,372,166 shares of our common stock outstanding as of June 10, 2026.
(2)The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. BlackRock, Inc., together with its subsidiaries, affiliates, and certain other business units, has sole voting power with respect to 7,423,766 shares and sole dispositive power with respect to 7,524,587 shares. The information disclosed herein was obtained from the Schedule 13G/A filed with the SEC by BlackRock, Inc. on April 30, 2025.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	73

Security Ownership Information
(3)The address for Ariel Investments, LLC. is 200 E. Randolph Street, Suite 2900, Chicago, IL 60601. Ariel Investments, LLC has sole voting power with respect to 3,672,254 shares and sole dispositive power with respect to 4,102,497 shares. The information disclosed herein was obtained from the Schedule 13G/A filed with the SEC by Ariel Investments, LLC on February 13, 2026.
(4)The address for Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746. Dimensional Fund Advisors LP
has sole voting power with respect to 2,827,065 shares and sole dispositive power with respect to 2,907,066 shares. Dimensional Fund
Advisors LP or its subsidiaries serve as investment manager, sub-adviser and/or adviser to certain investment companies, commingled funds, group trusts and separate accounts that own all the reported shares. Dimensional Fund Advisors LP disclaims beneficial ownership of such shares. The information disclosed herein was obtained from the Schedule 13G/A filed with the SEC by Dimensional Fund Advisors
LP on January 23, 2025.
(5)The address for Vanguard Portfolio Management is 100 Vanguard Blvd., Malvern, PA 19355. Vanguard Portfolio Management together with Vanguard Fiduciary Trust Company and Vanguard Global Advisers LLC  has sole voting power with respect to 22,708 shares and sole dispositive power with respect to 2,826,536 shares. The information disclosed herein was obtained from the Schedule 13G/A filed with the
SEC by Vanguard Portfolio Management on April 29, 2026.
(6)The address for Vanguard Capital Management is 100 Vanguard Blvd., Malvern, PA 19355. Vanguard Capital Management has sole voting power with respect to 361,981 shares and sole dispositive power with respect to 2,454,974 shares. The information disclosed herein was obtained from the Schedule 13G/A filed with the SEC by Vanguard Capital Management on April 30, 2026.
(7)Includes shares of the Company’s common stock underlying options that vested and became exercisable as follows: 2,842 shares on
May 2, 2025.
(8)Includes shares of the Company’s common stock underlying stock options that vested and became exercisable as follows: (i) 2,111 shares on each of May 8, 2018, 2019, and 2020; (ii) 3,832 shares on each of May 3, 2022, 2023 and 2024; (iii) 2,731 shares on May 2, 2023; and
(iv) 2,732 shares on May 2, 2024 and 2025.
(9)Includes shares of the Company’s common stock underlying stock options that vested and became exercisable as follows: (i) 6,868 on each of May 4, 2021, 2022 and 2023; (iv) 7,310 shares on each of May 3, 2022, 2023 and 2024; (v) 5,683 shares on each of May 2, 2023 and 2024; and (vi) 5,684 shares on May 2, 2025.
(10)Includes shares of the Company’s common stock underlying stock options that vested and become exercisable as follows: (i) 3,359 shares on each of May 7, 2019 and 2020; (ii) 3,360 shares on May 7, 2021; (iii) 3,354 shares on each of May 6, 2020 and 2021; (iv) 3,355 shares on May 6, 2022; (v) 2,799 shares on May 4, 2021; (vi) 2,800 shares on each of May 4, 2022 and 2023; (vii) 2,600 shares on May 3, 2022;
(viii) 2,601 shares on each of May 3, 2023 and 2024; (ix) 1,838 shares on May 2, 2023; and (x) 1,839 shares on May 2, 2024 and 2025.
(11)Includes 130,308 shares of the Company’s common stock underlying stock options currently exercisable or exercisable within 60 days of
June 10, 2026.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than
10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10%
shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all filing requirements applicable to its officers, directors and greater than
10% beneficial owners were complied with during fiscal 2026, except that Jose Luis Rosado did not timely file his Form 3 and did not timely file one Form 4 reporting a grant from the Company upon joining the Company in January 2026. Both Forms have been subsequently filed.

74	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Security Ownership Information
Equity Compensation Plan Information
The following table sets forth certain information regarding our equity compensation plans as of March 31, 2026.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (B)		Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (A)) (C)
Equity compensation plans approved by security holders(1)	1,196,959	(2)	$56.40	(3)	1,423,704	(4)(5)
Equity compensation plans not approved by security holders	—		—		—
Total	1,196,959		$56.40		1,423,704
(1)2020 LTIP replaced the 2005 LTIP upon stockholder approval of the 2020 LTIP on August 4, 2020. No further grants will be made under the 2005 LTIP.
(2)Consists of shares issuable pursuant to the exercise of outstanding stock options and the conversion of outstanding restricted stock units and performance stock unit awards (assuming achievement of maximum performance levels).
(3)Calculation of the weighted-average exercise price of outstanding awards includes stock options but does not include restricted stock units and performance stock units that convert to shares of common stock for no consideration.
(4)All such shares may be issued pursuant to grants of full-value stock awards.
(5)All remaining available securities are from the 2020 LTIP.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	75

INFORMATION ABOUT THE
ANNUAL MEETING

General Information
What is this document?
This document is the Proxy Statement of Prestige Consumer Healthcare Inc. for the 2026 Annual Meeting of Stockholders to
be held at 10:00 a.m., Eastern Daylight Time, on Tuesday, August 4, 2026 at the Company’s offices, 660 White Plains Road,
Tarrytown, New York 10591. A proxy card is included.
We have tried to make this document simple and easy to understand. The SEC encourages companies to use “plain English,”
and we will always try to communicate with you clearly and effectively.
Why am I receiving this document?
You are receiving this document because you were one of our stockholders at the close of business on June 10, 2026, the record date for our 2026 Annual Meeting. We are furnishing this Proxy Statement and the enclosed proxy card to you to solicit your proxy (i.e., your permission) to vote your stock in connection with certain matters at the Annual Meeting.
If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.”
If your shares are held in “street name,” your bank or brokerage firm forwarded these proxy materials, along with a voting instruction card, to you.
What is a proxy?
A proxy is your legal designation of another person, called a “proxy,” to vote the stock you own. The document that designates someone as your proxy is also called a proxy or a proxy card.
Giving us your proxy means that you authorize the proxy holders identified on the enclosed proxy card — Christine Sacco and
William C. P’Pool — to vote your shares at the Annual Meeting in the manner you direct.
Who is soliciting my vote?
In this Proxy Statement, the Board of Directors is soliciting your vote for matters being submitted for stockholder approval at the 2026 Annual Meeting.
Will anyone be compensated to solicit my vote?
The cost of proxy solicitation, including the cost of preparing, assembling, printing, mailing and distributing these proxy materials, will be paid by the Company. Our directors, officers and employees will not receive additional compensation for their proxy solicitation efforts, but they may be reimbursed for out-of-pocket expenses in connection with any solicitation. We also may reimburse custodians, nominees and fiduciaries for their expenses in sending proxies and proxy material to beneficial owners of our stock.
Who may attend the Annual Meeting?
Only stockholders, their proxy holders and our invited guests may attend the Annual Meeting. For security reasons, we may require photo identification for admission. If your shares are held in “street name” by a broker, bank or other nominee, please bring a copy of the account statement reflecting your ownership of our common stock, so that we may verify your stockholder status.
What if I have a disability?
If you are disabled and would like to participate in the Annual Meeting, we can provide reasonable assistance. Please send any request for assistance to Prestige Consumer Healthcare Inc., 660 White Plains Road, Tarrytown, New York 10591,
Attention: Corporate Secretary, at least two weeks before the meeting.

76	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Information About the Annual Meeting
What is Prestige Consumer Healthcare and where is it located?
Prestige Consumer Healthcare Inc. is a holding company incorporated under the laws of the State of Delaware that, through its wholly owned subsidiaries, markets and distributes well-recognized, brand name over-the-counter healthcare products throughout the U.S. and Canada, and in certain international markets. Major brands include Breathe Right®,  Monistat®, Nix®,
Chloraseptic®, Clear Eyes®, Compound W®, DenTek®, Luden’s®, Dramamine®, BC®, Goody’s®, TheraTears®, Debrox®, Fleet®,
Summer’s Eve®, Boudreaux’s Butt Paste®, Hydralyte®, Fess®, as well as Gaviscon® in Canada. Our principal executive offices are located at 660 White Plains Road, Tarrytown, New York 10591. Our telephone number is (800) 831-7105.
Where is our common stock traded?
Our common stock is traded and quoted on the NYSE under the symbol “PBH.”
Voting Matters

Proposal			Board’s Recommendation	See Page

1	To elect the six directors nominated by the Board of Directors and named in this Proxy Statement to serve until the 2027 Annual Meeting of Stockholders or until their earlier death, removal or resignation		FOR each director nominee	14
	•Ronald M. Lombardi •John E. Byom •Celeste A. Clark	•James C. D’Arecca •John F. Kelly •Dawn M. Zier

2	To vote on a non-binding resolution to approve the compensation of our named executive officers as disclosed in our Proxy Statement		FOR	40

3	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Prestige Consumer Healthcare Inc. for the fiscal year ending March 31, 2027		FOR	68

Who is entitled to vote?
You may vote if you owned shares of our common stock at the close of business on June 10, 2026. Each share of common stock is entitled to one vote. As of June 10, 2026, there were 47,372,166 shares of our common stock outstanding. A list of our stockholders will be open to the examination of any stockholder, for any purpose relevant to the meeting, at our headquarters during ordinary business hours for a period of 10 days prior to the Annual Meeting and at the Annual Meeting.
May other matters be raised at the Annual Meeting?
We currently are not aware of any business to be acted upon at the Annual Meeting other than the matters described above.
Under federal securities laws, Delaware law and our governing documents, no other business aside from procedural matters may be raised at the Annual Meeting unless proper notice has been given to the Company by the stockholders. If other business is properly raised and you have returned a signed proxy card with or without voting instructions or have voted by the internet or telephone, your proxies have authority to vote your shares as they think best on such business, including to adjourn the meeting.
How will the meeting be conducted?
The Chair of the meeting has broad authority to conduct the Annual Meeting so that the business of the meeting is carried out in an orderly and timely manner. In doing so, he has broad discretion to establish reasonable rules for discussion, comments and questions during the Annual Meeting. The Chair of the Annual Meeting is also entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the Annual Meeting proceeds in a manner that is fair to all participants.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	77

Information About the Annual Meeting
How do I vote?
If you own shares registered directly with the Company’s transfer agent, you may vote by the internet, or by signing and returning the enclosed proxy card. For more information about how to vote, please see the instructions on your proxy card.
If your shares are held in “street name,” your bank or brokerage firm forwarded these proxy materials, as well as a voting instruction card, to you. Please follow the instructions on the voting instruction card to vote your shares.
In addition to voting by proxy, you may vote in person at the Annual Meeting. Beneficial owners who hold shares in “street name” and who wish to vote in person at the Annual Meeting must bring a power of attorney or legal proxy from their bank, broker or other nominee. However, to assist us in tabulating votes at the Annual Meeting, we encourage you to vote by proxy even if you plan to be present at the Annual Meeting. Even if you vote prior to the Annual Meeting, stockholders are entitled to attend the Annual Meeting. Please see “Who may attend the Annual Meeting?” above for instructions on attending the
Annual Meeting.
What materials are available on the Internet?
This Proxy Statement, our Annual Report on Form 10-K, our 2026 Annual Report to Stockholders and other financial documents are available free of charge at the “Investors” tab on our corporate website at
www.prestigeconsumerhealthcare.com. The Proxy Statement and our Annual Report on Form 10-K also are available free of charge on the SEC’s website at www.sec.gov.
How will my proxy be voted?
If you are a registered stockholder, the individuals named on the proxy card will vote your shares in the manner you indicate on your proxy card. You may vote for all, some or none of the director nominees. You may also abstain from voting. If your proxy card is signed and returned but does not contain specific voting instructions, your shares will be voted “FOR” the election of the directors named as nominees in this Proxy Statement, “FOR” the ratification of the appointment of our independent registered public accounting firm, and “FOR” the approval of the compensation of our named executive officers as disclosed in this Proxy Statement. If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies on the enclosed proxy card will vote your shares on such matters as they think best in their own discretion.
If your shares are held in “street name,” you have the right to direct your bank or brokerage firm how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non- routine item, your shares will be considered “broker non-votes” on that proposal.
Can I change my vote or revoke my proxy after I vote?
Yes. If you are a registered stockholder, to change your vote or revoke your proxy you must: cast a new vote by the internet or telephone prior to 11:59 p.m., Eastern Daylight Time, on August 3, 2026; by signing another proxy card with a date later then the date of the latest proxy card you submitted and returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717, by 5:00 p.m., Eastern Daylight Time, on August 3, 2026; provide a written notice of revocation dated later than the date of the latest proxy card you submitted to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,
NY 11717, by 5:00 p.m., Eastern Daylight Time, on August 3, 2026; or attend the Annual Meeting and vote in person. Note that attendance at the Annual Meeting will not revoke a proxy if you do not actually vote at the Annual Meeting. “Street name”
stockholders should refer to the instructions above under “How do I vote?” to vote at the Annual Meeting.
If you hold your shares in “street name,” the above options for changing your vote or revoking your instructions (other than attending the Annual Meeting and voting in person) do not apply, and you must follow the instructions received from your bank or broker to change your vote or revoke your proxy.
What if I receive more than one copy of these proxy materials?
The receipt of multiple copies of these proxy materials means that you have more than one account with brokers or our transfer agent. Please vote all of your shares. We also recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Equiniti Trust Company,
LLC, 28 Liberty Street, Floor 53, New York, NY 10005 and they can be reached at (718) 921-8300. In addition, any stockholders who share an address and are receiving multiple copies of our proxy material can request delivery of a single copy of our proxy materials by sending a written request addressed to Prestige Consumer Healthcare Inc., 660 White Plains
Road, Tarrytown, New York 10591, Attention: Corporate Secretary.

78	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Information About the Annual Meeting
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. A quorum exists when the holders of a majority of the 47,372,166 shares of our common stock outstanding at the close of business on June 10, 2026 and entitled to vote at the Annual Meeting are present in person or by proxy at the Annual Meeting. The shares represented by withhold votes, abstentions and “broker non-votes” regarding proposals in the Proxy Statement will be considered present for quorum purposes.
How many votes are required to approve each proposal in the Proxy Statement?
•Election of Directors. A plurality of the votes of shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote in the election of directors is necessary for the election of directors. This means that the six director nominees receiving the greatest number of “For” votes will be elected. You may vote in favor of all nominees, withhold your vote as to all nominees or withhold your vote as to specific nominees. If you withhold your vote as to all or specific nominees, your shares will not be voted with respect to the nominee or nominees indicated.
•Approval of Compensation of our Named Executive Officers. The approval of the non-binding resolution to approve the compensation of our named executive officers requires the affirmative vote of a majority of the shares present and voting, in person or represented by proxy, and entitled to vote on the proposal. Abstentions will be counted against this matter. If the proposal is not approved by the required majority vote, the Board of Directors and the Compensation and
Talent Management Committee will take into account the result of the vote when determining future executive compensation arrangements, particularly if the votes cast against the resolution exceed the number of votes cast in favor of the resolution.
•Ratification of Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting
Firm. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares present and voting, in person or represented by proxy and entitled to vote on the proposal. Abstentions will be counted against this matter.
What is the effect of not voting?
If you are a stockholder of record and submit a signed proxy without specifying a choice on any given matter to be considered at the Annual Meeting, the proxy holders will vote your shares according to the Board’s recommendation on each matter. If you are a stockholder of record and you do not sign and return a proxy card or vote by the internet or telephone, your shares will not count toward the quorum requirement or towards any proposal at the Annual Meeting and will not have any affect on any proposal at the Annual Meeting (unless a quorum is not established).
If you hold shares in “street name”, then, under NYSE rules and Delaware law:
•Election of Directors. With respect to the election of directors, your broker is not entitled to vote your shares on this matter if your broker does not receive instructions from you. A broker non-vote is not considered a vote and, therefore, it will have no effect on the election of directors.
•Approval of Compensation of our Named Executive Officers. With respect to the advisory vote on the compensation of our named executive officers, your broker is not entitled to vote your shares on this matter if your broker does not receive instructions from you. Broker non-votes will have no effect on the outcome of this matter.
•Ratification of Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting
Firm. With respect to ratification of the appointment of our independent registered accounting firm, your broker is entitled to vote your shares on this matter if no instructions are received from you, so there will be no broker non-votes on this proposal.
How many votes do I have, and can I cumulate my votes?
You have one vote for every share of our common stock that you own. Cumulative voting is not allowed.

In order to support your Board, please sign, date and mail the enclosed proxy card to vote FOR the election of the six director nominees nominated by your Board, FOR the approval of the compensation of our named executive officers, and FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. You may also vote over the internet or by telephone using the information on the proxy card. If your shares are held in “street name”, you should follow the instructions on your voting instruction card to provide specific instructions to your bank or broker to vote as described above.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	79

OTHER MATTERS

Certain Relationships and Related Transactions
No person or entity had significant business relationships with us since the beginning of fiscal 2026 that would require disclosure under applicable SEC regulations, and no transactions that would need to be disclosed under SEC regulations are currently planned for fiscal 2027.
Related Persons Transaction Policy
The Company adopted a Related Persons Transaction Policy. A summary of the Related Persons Transaction Policy is set forth below and the full text of the Policy is available at the “Investors” tab on our website at www.prestigeconsumerhealthcare.com.
Transactions Subject to the Policy. A Related Person Transaction is a transaction in which the Company (which, for purposes of determining whether a transaction qualifies, includes the Company’s subsidiaries) is or will be a Participant (as defined below), involving an amount exceeding $120,000, and in which any Related Person (as defined below) had or will have a direct or indirect material interest. The term “Participant” is broadly defined to include situations in which the Company is not technically a party but has influenced another party to enter into a transaction or provide value to a Related Person. For example, facilitating the use of a Related Person as a supplier to the Company’s contract manufacturer would constitute
“participation” by the Company and bring such an arrangement within the scope of the Policy.
The following transactions are exempt from the Policy:
•Payment of compensation by the Company to a Related Person for service to the Company in the capacity or capacities that give rise to the person’s status as a Related Person, so long as the compensation is publicly disclosed, if such disclosure is required, in the Company’s Annual Report on Form 10-K (or Proxy Statement or information statement incorporated by reference into such Annual Report);
•Transactions available to all employees or all stockholders of the Company on the same terms and conditions; and
•Transactions that, when aggregated with the amount of all other transactions between the Related Person and the
Company, involve less than $120,000 in a fiscal year.
Definition of Related Person. For purposes of the Policy, a “Related Person” means:
•Any person who is, or at any time since the beginning of the Company’s most recently completed fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;
•Any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities;
•Any Immediate Family Member (as defined in the Policy) of any of the foregoing persons; and
•Any Affiliate (as defined in the Policy) of any of the foregoing persons or Immediate Family Members.
Notification Procedures. A transaction with a Related Person that is identified in advance is required to be disclosed to the
Company’s General Counsel for review. In the event the Company becomes aware of a transaction with a Related Person that was not disclosed to the Company, the General Counsel will review the transaction. If the General Counsel determines that a transaction is a Related Person Transaction subject to the Policy, he will submit such transaction to the Audit and Finance
Committee for consideration at its next meeting or, if it is not practicable or desirable to wait until the next meeting, to the Chair of the Audit and Finance Committee for prompt consideration. The Audit and Finance Committee, or the Chair of the Audit and
Finance Committee, is authorized to approve those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, and that are consistent with the Company’s Code of Conduct and Ethics and Code of Ethics for Senior Financial Employees, as the Audit and Finance Committee or the Chair of the Audit and Finance
Committee determines in good faith. The Audit and Finance Committee or the Chair of the Audit and Finance Committee will consider the relevant facts and circumstances of the Related Person Transaction, including (if applicable) the non-exclusive list of considerations set forth in the Related Persons Transaction Policy. Any ongoing or completed Related Person Transaction that is disapproved by the Audit and Finance Committee or the Chair of the Audit and Finance Committee is subject to corrective action.

80	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Other Matters
Submission of Stockholder Proposals and
Director Nominations
How do I submit a stockholder proposal for inclusion in the Proxy Statement for next year’s Annual Meeting?
To be included in our Proxy Statement for our 2027 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8, a proposal must be submitted by an eligible stockholder who complies with SEC Rule 14a-8 and must be received by us at our principal executive offices at 660 White Plains Road, Tarrytown, New York 10591, Attention: Corporate Secretary, by March 1, 2027 (or,
if the 2026 Annual Meeting of Stockholders is called for a date more than 30 days before or after August 4, 2027, within a reasonable time before we begin to print and mail our proxy materials for the 2027 Annual Meeting).
When and how must I submit a notice to introduce a director nomination or other item of business for it to be raised at the 2027 Annual Meeting of Stockholders, but not included in the Company’s Proxy Statement?
Assuming that our 2027 Annual Meeting of Stockholders is not held more than 30 days prior to or delayed by more than
60 days after August 4, 2027, our Amended and Restated Bylaws provide that we must receive written notice of your intention to introduce a director nomination or other item of business at the 2027 Annual Meeting not less than 90 nor more than 120 days prior to August 4, 2027 (or between April 6, 2027 and May 6, 2027). If the 2027 Annual Meeting is held more than 30 days prior to or delayed by more than 60 days after August 4, 2027, our Amended and Restated Bylaws provide that we must receive your notice not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the date on which public disclosure of such meeting was made. In the event a special stockholders meeting to elect directors is called, our Amended and Restated Bylaws provide that we must receive your notice not later than the close of business on the
10th day following the date on which public disclosure of such meeting was made. If we do not receive notice within the prescribed dates, or you do not meet other requirements specified in our Amended and Restated Bylaws or the SEC’s rules, such matters will not be brought before the meeting. In addition, nominations or proposals not made in accordance with the procedures described in our Amended and Restated Bylaws may be disregarded by the Chair of the meeting. Any stockholder interested in making such a nomination or proposal should request a copy of our Amended and Restated Bylaws from the
Corporate Secretary.
Any written stockholder proposal or nomination for director to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Amended and Restated Bylaws, Delaware law, the
NYSE, the Exchange Act (including the information required by Rule 14a-19(b) including a statement that the nominating stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote in the election of directors in support of the nominee), and the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate (with respect to a nomination for director only)
qualifies as independent under the NYSE’s and SEC’s rules and possesses the qualifications and experience we expect our directors to have.
Form 10-K
We will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2026, as filed with the SEC, including the financial statements and financial statement schedule thereto. Written requests for copies of our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 should be directed to Prestige Consumer Healthcare Inc., 660 White Plains Road,
Tarrytown, New York 10591, Attention: Corporate Secretary. Our Annual Report on Form 10-K for the fiscal year ended
March 31, 2026 can also be downloaded without charge from the “Investors” tab of our website at
www.prestigeconsumerhealthcare.com.

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	81

Other Matters

By Order of the Board of Directors William C. P’Pool Senior Vice President, General Counsel & Corporate Secretary June 29, 2026

82	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

APPENDIX A

About Non-GAAP Financial Measures
We are presenting Adjusted EBITDA because it is a metric included in our Annual Cash Incentive Plan (“AIP”) against which our performance is measured. We define Non-GAAP AIP Adjusted EBITDA as GAAP net income (loss), plus interest expense, provision for taxes, and depreciation and amortization, with additional adjustments for integration, transition, purchase accounting, legal and various other costs associated with acquisitions, divestitures and business transitions, goodwill and tradename impairment loss on disposal of assets and extinguishment of debt.
We define Non-GAAP Adjusted Net Income as GAAP Net Income before amortization of inventory fair value step-up, depreciation of idle manufacturing assets during remediation period, acquired facility remediation, period overhead and idle capacity costs, supplier loan write-off, costs associated with acquisition in General and administrative expense, goodwill and tradename impairment, applicable tax impact associated with these items and normalized tax rate adjustment. Reported GAAP
Diluted EPS is calculated using diluted shares outstanding, which were 48,720 for the year ended March 31, 2026 and 50,080 for the year ended March 31, 2025.
The following tables set forth the reconciliation of Organic Revenue, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted
EPS and Adjusted Free Cash Flow, which are non-GAAP financial measures, to our most directly comparable GAAP financial measure. The tables also reconcile Non-GAAP Adjusted EBITDA to GAAP Net Income used for our May 2023 Performance
Grant Payout.
ORGANIC REVENUE AND ORGANIC REVENUE CHANGE
(Dollar Values in Thousands)

	Year Ended March 31,
	2026	2025
(In thousands)
GAAP Total Revenues	$1,088,705	$1,137,762
Revenue Change	(4.3)%
Adjustments:
Impact of foreign currency exchange rates	—	2,718
Total adjustments	—	2,718
Non-GAAP Organic Revenues	$1,088,705	$1,140,480
Non-GAAP Organic Revenue Change	(4.5)%

Prestige Consumer Healthcare Inc.	2026 Proxy Statement	83

Appendix A
ADJUSTED EBITDA
(Dollar Values in Thousands)

	Year Ended March 31,
	2026	2025
GAAP Net Income	$190,301	$214,605
Interest Expense, net	42,339	47,632
Provision for income taxes	67,195	69,584
Depreciation and amortization	31,273	30,173
Non-GAAP EBITDA	331,108	361,994
Amortization of inventory fair value step‑up	700	—
Acquired facility remediation, period overhead and idle capacity costs	8,402	—
Costs associated with acquisitions in G&A	3,228	—
Supplier loan write-off	10,332	—
Tradename impairment	—	12,466
Non-GAAP Adjusted AIP EBITDA	$353,770	$374,460
ADJUSTED NET INCOME AND ADJUSTED EPS
(Dollar Values in Thousands, Except Per Share Data)

	Year Ended March 31,
	2026		2025
	Net Income	EPS	Net Income	EPS
GAAP Net Income (Loss)	$190,301	$3.91	$214,605	$4.29
Adjustments
Amortization of inventory fair value step‑up	700	0.01	0	0
Depreciation of idle manufacturing assets during remediation period	610	0.01	0	0
Acquired facility remediation, period overhead and idle capacity costs	8,402	0.17	0	0
Supplier loan write-off	10,332	0.21	0	0
Costs associated with acquisition in General and administrative expense (c)	3,228	0.07	0	0
Goodwill and Tradename Impairment	0	0	12,466	0.25
Tax impact of adjustments	(5,659)	-0.12	(2,961)	-0.06
Normalized tax rate adjustment	5,430	0.11	2,236	0.04
Total adjustments	23,043	0.46	11,741	0.23
Non-GAAP Adjusted Net Income and Non-GAAP Adjusted EPS	213,344	4.38	226,346	4.52
Note: Amounts may not add due to rounding.

84	2026 Proxy Statement	Prestige Consumer Healthcare Inc.

Appendix A
NON-GAAP ADJUSTED FREE CASH FLOW
(In Thousands)

	Year Ended March 31,
	2026	2025
GAAP Net Income	$190,301	$214,605
Adjustments:
Adjustments to reconcile net income (loss) to net cash provided by operating activities as shown in the Statement of Cash Flows	84,949	$78,851
Changes in operating assets and liabilities as shown in the Statement of Cash Flows	(17,623)	$(41,941)
Total adjustments	67,326	$36,910
GAAP Net cash provided by operating activities	$257,627	$251,515
Purchase of property and equipment	(11,178)	$(8,224)
Non-GAAP Adjusted Free Cash Flow	$246,449	$243,291
MAY 2023 PERFORMANCE SHARE GRANT TOTAL REVENUE AND ADJUSTED EBITDA
(Dollar Values in Millions)

FY 2024 to 2026 Total
GAAP Total Revenues	$3,351.8
GAAP Net Income	$614.2
Interest expense, net	157.1
Provision for income taxes	203.5
Depreciation & amortization	92.1
Non-GAAP EBITDA	$1,067.0
Amortization of inventory fair value step up	0.7
Acquired facility remediation, period overhead and idle capacity costs	8.4
Costs associated with acquisition in G&A	3.2
Supplier loan write-off	10.3
Tradename impairment	12.5
Adjustments to EBITDA	$35.1
Non-GAAP Adjusted EBITDA used for May 2023 Performance Share Grant Payout	$1,102.2

Prestige Consumer HEALTHCARE

www.prestigebrands.com

PRESTIGE CONSUMER HEALTHCARE INC.
660 WHITE PLAINS ROAD
TARRYTOWN, NY 10591

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01732-P54181

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRESTIGE CONSUMER HEALTHCARE INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. To elect six directors to serve until the 2027 Annual Meeting of Stockholders.

Nominees:

01) Ronald M. Lombardi
02) John E. Byom
03) Celeste A. Clark
04) James C. D'Arecca
05) John F. Kelly
06) Dawn M. Zier

	For	Against	Abstain
2. Say on Pay - An advisory vote on the resolution to approve the compensation of Prestige Consumer Healthcare Inc.'s named executive officers.	☐	☐	☐
3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Prestige Consumer Healthcare Inc. for the fiscal year ending March 31, 2027.	☐	☐	☐

4. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all nominees in Proposal 1 and FOR Proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

PRESTIGE CONSUMER HEALTHCARE INC.

August 4, 2026

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

T01733-P54181

PRESTIGE CONSUMER HEALTHCARE INC.
660 WHITE PLAINS ROAD
TARRYTOWN, NY 10591
This proxy is solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on August 4, 2026 at 10:00 a.m. (Eastern Daylight Time)

The undersigned hereby appoints William P'Pool and Christine Sacco, and each of them, lawful agents and proxies with full power of substitution, to represent and to vote as designated below, all shares of common stock of PRESTIGE CONSUMER HEALTHCARE INC. held by the undersigned at the close of business on June 10, 2026, at the Annual Meeting of Stockholders to be held on August 4, 2026 at 10:00 a.m. (Eastern Daylight Time) at 660 White Plains Road, Tarrytown, NY 10591, and at any postponement or adjournment thereof, on all matters coming before said meeting.

To attend the Annual Meeting and vote in person, please see "Who may attend the Annual Meeting?" and "How do I vote?" in the Proxy Statement. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THIS PROXY CARD ON THE REVERSE SIDE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE, OR VOTE VIA THE INTERNET.

(Continued and to be signed on reverse side.)